Exhibit 99.1

Arete Industries, Inc.
Year-End 2016 Reserve Report

SEC Pricing

Prepared by:
Richard J. Morrow, PE

Pinnacle Energy Services, LLC
9420 Cedar Lake Ave
Oklahoma City, Oklahoma 73114

May 15, 2017

Arete Industries, Inc.
1410 High Street
Denver, CO  80218
Attn: Mr. Tristan Farel

Re:	Reserve and Economic Evaluation Arete Industries, Inc. Year-End 2016 SEC Pricing

Executive Summary

Pinnacle Energy Services, LLC ("Pinnacle") has performed a reserve and economic evaluation on certain oil and gas assets of Arete Industries, Inc. ("Arete") as of December 31, 2016.  Well names, owned interests, and other well information are provided on the attached Exhibit A. Information used in the evaluation was provided by Arete and supplemented by data gathered from public sources.  Summary results of this analysis are located below and details are presented in accompanying exhibits.

This evaluation was performed using SEC reserve standards and SEC year-end pricing, and includes fifty-one (51) Proved Developed Producing (PDP) properties and twenty (20) Proved Shut-In (PSI) properties.

As presented in the accompanying summary projections, the net reserves and future net cash flows as of January 1, 2017 are as follows (Volumes in MBBLs and MMcf, Values in M$):

	Number of	Net Reserves			Net	Net	NPV
Reserve Class	Properties	Oil	Gas	NGL	Capital	Cashflow	Disc @ 10%
		MBBL	MMCF	MBBL	M$	M$	M$

PDP	51	146	120	0	$0	$1,428	$883
PSI	20	0	0	0	$0	$0	$0
Total Proved	71	146	120	0	$0	$1,428	$883

Pricing

Per SEC rules as of January 1, 2010, the SEC pricing is calculated by averaging the first-of-the-month oil and gas pricing for the calendar year being evaluated.  For 2016, the average oil and gas prices were $42.75/BBL for oil (WTI) and $2.49/MMBTU for natural gas (Henry Hub).  Both prices were held constant.

Pinnacle Energy Services, LLC
9420 Cedar Lake Ave, Oklahoma City, OK 73114
Ofc: 405-810-9151 Fax: 405-843-4700                www.PinnacleEnergy.com

Based on an evaluation of actual oil prices received by Arete in 2016, differentials to NYMEX prices were applied to each lease. The calculated oil price differentials ranged from -$2.97/bbl to
-$10.77/bbl. One well, the Neil Federal 14, that produces from the Minnelusa has an oil differential of -$26.67/bbl.

Based on an evaluation of actual gas prices received by Arete in 2016, differentials to NYMEX prices were applied to each lease. The calculated gas price differentials ranged from -74% to +59%.

Interests

Interest information was provided by Arete for each property or lease. These interests are shown on the attached Exhibit A.

Taxes

Oil and gas severance tax rates vary by state, and were calculated based on the lease operating statements provided by Arete.

Expenses

Average monthly operating expenses for each property were calculated based on the 2016 expense data provided by Arete.

Property Descriptions and Reserve Estimates

Fifty-one (51) properties were on production as of December 31, 2016. Remaining reserves for these properties were determined by decline curve analysis and analogy. Production plots for each property showing historical production and forecasts are included in the attachments.

Twenty (20) properties had previously produced but are now shut-in.

Reserves

Remaining recoverable reserves are those quantities of petroleum that are anticipated to be commercially recovered from known accumulations from a given date forward.  All reserve estimates involve some degree of uncertainty depending primarily on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data.  The relative degree of uncertainty is conveyed by classifying reserves as Proved (highly certain) or Non-Proved (less certain).  The estimated reserves and revenues shown in this report were determined for Proved Developed Producing (PDP) and Proved Shut-In (PSI) reserve categories. By definition, PDP refers to existing producing properties.

Pinnacle Energy Services, LLC
9420 Cedar Lake Ave, Oklahoma City, OK 73114
Ofc: 405-810-9151 Fax: 405-843-4700                www.PinnacleEnergy.com

Accuracy of production forecasts generally depends on the amount of historical production and pressure data available, and the majority the producing wells reviewed in this evaluation had sufficient historical data to forecast future production with confidence.  Those with limited production or pressure data history were forecasted by reviewing analogy well and test data and applying this knowledge to the available well information.

Future Cashflow

Future cash flow being reported is after deducting state production taxes and ad valorem taxes, but prior to deducting federal income taxes.  The future net cash flow has been discounted at an annual rate of 10 percent to determine its present worth.  The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

General

The reserves and values included in this report are estimates only and should not be construed as being exact quantities. The reserve estimates were arrived at by using accepted engineering practices and were primarily based on historical rate decline analysis for existing producers.  As additional pressure and production performance data becomes available, reserve estimates may increase or decrease in the future. The revenue from such reserves and the actual costs related may be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the prices actually received for the reserves included in this report and the costs incurred in recovering such reserves may vary from the price and cost assumptions referenced. Therefore, in all cases, estimates of reserves may increase or decrease as a result of future operations.
In evaluating the information available for this analysis, items excluded from consideration were all matters as to which legal or accounting, rather than engineering interpretation, may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering data and such conclusions necessarily represent only informed professional judgments.  The titles to the properties have not been examined nor has the actual degree or type of interest owned been independently confirmed.  A field inspection of the properties is not usually considered necessary for the purpose of this report.
Information included in this report includes the graphical decline curves for individual wells, projected production and cash flow economic results, one-line economic result summaries for each well, and miscellaneous individual well information.  Additional information reviewed will be retained and is available for review at any time.  Pinnacle Energy Services, L.L.C. can take no responsibility for the accuracy of the data used in the analysis, whether gathered from public sources or otherwise.

Pinnacle Energy Services, LLC
9420 Cedar Lake Ave, Oklahoma City, OK 73114
Ofc: 405-810-9151 Fax: 405-843-4700                www.PinnacleEnergy.com

Pinnacle Energy Services, LLC

{original signed by Richard J. Morrow}

Richard J. Morrow, P.E.
Petroleum Engineer

Disclaimer:  Pinnacle Energy Services, L.L.C. nor any of its subsidiaries, affiliates, officers, directors, shareholders, employees, consultants, advisors, agents, or representatives make any representation or warranty, express or implied, in connection with any of the information made available herein, including, but not limited to, the past, present or future value of the anticipated reserves, cash flows, income, costs, expense, liabilities and profits, if any, to be derived from the properties described herein.  All statements, estimates, projections and implications as to future operations are based upon best judgments of Pinnacle Energy Services; however, there is no assurance that such statements, estimates, projections or implications will prove to be accurate.  Accordingly, any company, or other party receiving such information will rely solely upon its own independent examination and assessment of said information.  Neither Pinnacle Energy Services nor any of its subsidiaries, affiliates, officers, directors, shareholders, employees, consultants, advisors, agents, or representatives shall have any liability to any party receiving the information herein, nor to any affiliate, partner, member, officer, director, shareholder, employee, consultant, advisor, agent or representative of such party from any use of such information.  The property description and other information attached hereto are for the sole, confidential use of the person to whom this copy has been made available.  It may not be disseminated or reproduced in any matter whatsoever, whether in full or in part, without the prior written consent of Pinnacle Energy Services, L.L.C.  This evaluation and all descriptions and other information attached hereto are for information purposes only and do not constitute an evaluation of or offer to sell or a solicitation of an offer to buy any securities.

EXHIBIT A

ARETE INDUSTRIES, INC.							
Exhibit A as of December 31, 2016							
Case Name	Rsv Class & Category	Working Interest	Revenue Interest	Operator	Field	State	County
All Cases {Count=71}							
Proved Producing {Count=51}							
ALL NIGHT CRK FED W-4064 1-7	Proved Producing	0.12875000	0.10750625	DNR OIL AND GAS, INC	K BAR	WY	CAMPBELL
BLAIR 2	Proved Producing	0.93750000	0.74851570	DNR OIL AND GAS, INC	KNOLL NORTHEAST	KS	GRAHAM
BOW & ARROW RANCH 32-2	Proved Producing	0.38867500	0.32626950	DNR OIL AND GAS, INC	POLICE COULEE	MT	TOOLE
CHANDLER A	Proved Producing	0.51000000	0.39046880	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
COOK 1-5	Proved Producing	0.99334240	0.79467392	TINDALL OPERATING COMPANY	WALSH	CO	BACA
COUGHLIN 028447C 1-26	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN 02844ZC 10	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN 13	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN GOVT 028447B 7	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN GOVT 6	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN, LOUIS 5	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COYOTE SMITH 1	Proved Producing	0.64285700	0.50768451	DNR OIL AND GAS, INC	BOBCAT CREEK	WY	CONVERSE
DAILY 1-1 MORR	Proved Producing	1.00000000	0.80000000	DNR OIL AND GAS, INC	GRANGER CREEK	KS	CLARK
FED 013426 A 1 (Aka Govt Canada)	Proved Producing	0.45115630	0.37220390	DNR OIL AND GAS, INC	CHEYENNE RIVER	WY	NIOBRARA
FED W-30177 2-33	Proved Producing	1.00000000	0.84062500	DNR OIL AND GAS, INC	HA CREEK	WY	CAMPBELL
FEDERAL (LINDSEY) 1-18	Proved Producing	1.00000000	0.81250000	DNR OIL AND GAS, INC	BUFF	WY	CAMPBELL
FEDERAL 1-19	Proved Producing	1.00000000	0.82500000	DNR OIL AND GAS, INC	BUFF	WY	CAMPBELL
FEDERAL ACKERMAN 1	Proved Producing	1.00000000	0.82000000	DNR OIL AND GAS, INC	LODGEPOLE CREEK	WY	WESTON
KING-FED-0192636 1	Proved Producing	1.00000000	0.80000000	DNR OIL AND GAS, INC	KITTY	WY	CAMPBELL
LINDSEY 1	Proved Producing	1.00000000	0.82125000	DNR OIL AND GAS, INC	BUFF	WY	CAMPBELL
LINDSEY 2	Proved Producing	1.00000000	0.82500000	DNR OIL AND GAS, INC	BUFF	WY	CAMPBELL
MARION HARRIS FEDERAL 1	Proved Producing	1.00000000	0.74214600	DNR OIL AND GAS, INC	NINEMILE	WY	CAMPBELL
MCCORGARY 1	Proved Producing	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
MCPHERSON COLLEGE 1-27	Proved Producing	0.40875000	0.30656250	DNR OIL AND GAS, INC	BIG BOW WEST	KS	STANTON
MCPHERSON COLLEGE A 1-28	Proved Producing	0.20000000	0.16500000	DNR OIL AND GAS, INC	BIG BOW WEST	KS	STANTON
NEAL LKC LEASE	Proved Producing	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
NICKERSON 4	Proved Producing	1.00000000	0.80000000	TINDALL OPERATING COMPANY	GEMINI	CO	WELD
OLOUGHLIN 29-3	Proved Producing	1.00000000	0.82000000	DNR OIL AND GAS, INC	POLICE COULEE	MT	TOOLE
PADGETT SIMPSON UNIT (NEAL)	Proved Producing	0.47734494	0.38784280	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
PEREGRINE FEDERAL 49-032266-A 1	Proved Producing	1.00000000	0.82500000	DNR OIL AND GAS, INC	FINLEY DRAW	WY	CONVERSE
REEP ALLELY UNIT 1	Proved Producing	0.45900000	0.37179000	WELLSTAR CORPORATION	ALLELY	NE	KIMBALL
ROBERTS FEDERAL 31-4	Proved Producing	0.50000000	0.41250000	DNR OIL AND GAS, INC	ANDY	WY	CAMPBELL
SCHWARTZ 1	Proved Producing	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
SHARPS FEDERAL W-6504 22-31	Proved Producing	0.26551900	0.21905335	MAXUS EXPLORATION COMPANY	PORCUPINE	WY	CAMPBELL
SHERWIN FEDERAL 1	Proved Producing	0.75000000	0.65625000	DNR OIL AND GAS, INC	SHERWIN	WY	WESTON
STARLIGHT FEDERAL COM 28H	Proved Producing	0.00935310	0.00780979	YATES PETROLEUM CORPORATION	UNNAMED	WY	CAMPBELL
STARLIGHT FEDERAL COM 30H	Proved Producing	0.01450090	0.01210820	YATES PETROLEUM CORPORATION	UNNAMED	WY	CAMPBELL
THIELEN 1-21TH	Proved Producing	0.01061280	0.00849022	PEAK POWDER RIVER RESOURCES	UNNAMED	WY	CAMPBELL
THIELEN 2-21PH	Proved Producing	0.01061280	0.00849022	PEAK POWDER RIVER RESOURCES	K BAR	WY	CAMPBELL
UNION PACIFIC 1-27	Proved Producing	1.00000000	0.81833300	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
UNION PACIFIC 3-23	Proved Producing	1.00000000	0.81833300	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
UPR 1-25	Proved Producing	1.00000000	0.79500000	TINDALL OPERATING COMPANY	ARAPAHOE	CO	CHEYENNE
UPRR-TALBOTT 2	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
UPRR-TALBOTT 3	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
UPRR-TALBOTT 4	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
UPRR-TALBOTT 5	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
UPRR-TALBOTT 9	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
WALZ 1	Proved Producing	0.85416670	0.74739590	DNR OIL AND GAS, INC	WALZ	KS	TREGO
WIBAUX GOLD FEDERAL 4076-10-3-1SH	Proved Producing	0.00337220	0.00265266	SM ENERGY COMPANY	FINLEY DRAW	WY	CONVERSE
WILCOX-GOVT 1	Proved Producing	1.00000000	0.82000000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
WOLF LKC	Proved Producing	0.41437500	0.33645557	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
Proved Shut-In {Count=20}							
BOBCAT CREEK UNIT 1	Proved Shut-In	0.87500000	0.68940570	DNR OIL AND GAS, INC	BOBCAT CREEK	WY	CONVERSE
CHANDLER B	Proved Shut-In	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
COUGHLIN 14	Proved Shut-In	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
DELBERT 1	Proved Shut-In	1.00000000	0.80000000	TINDALL OPERATING COMPANY	COUNTY LINE	CO	WELD
DOROTHY 1	Proved Shut-In	1.00000000	0.80000000	TINDALL OPERATING COMPANY	WILD HORSE	CO	WELD
DOUD 1	Proved Shut-In	0.46700000	0.37360000	DNR OIL AND GAS, INC	DOUD SOUTHEAST	WY	CAMPBELL
ECHETA UNIT 49-088910 1	Proved Shut-In	0.14676500	0.12401720	DNR OIL AND GAS, INC	ECHETA	WY	CAMPBELL
FED W-30177 2-31	Proved Shut-In	1.00000000	0.84062500	DNR OIL AND GAS, INC	HA CREEK	WY	CAMPBELL
FED W-30177 42-2	Proved Shut-In	1.00000000	0.84062500	DNR OIL AND GAS, INC	HA CREEK	WY	CAMPBELL
GOERTZEN 1-27	Proved Shut-In	0.48281200	0.41039063	DNR OIL AND GAS, INC	BIG BOW	KS	STANTON
JULIAN SWD	Proved Shut-In	0.30731700	0.30731700	HARRIS OIL AND GAS COMPANY	BIG BOW	KS	STANTON
LIND 3	Proved Shut-In	1.00000000	0.80000000	TINDALL OPERATING COMPANY	GEMINI	CO	WELD
MCPHERSON COLLEGE 2-27	Proved Shut-In	0.41875000	0.31406250	DNR OIL AND GAS, INC	BIG BOW WEST	KS	STANTON
MCPHERSON COLLEGE A 2-28	Proved Shut-In	0.20000000	0.16500000	DNR OIL AND GAS, INC	BIG BOW WEST	KS	STANTON
NEAL LAYTON	Proved Shut-In	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
NEIL FEDERAL 14	Proved Shut-In	1.00000000	0.78959038	DNR OIL AND GAS, INC	SHIPPY	WY	CAMPBELL
RED DESERT FEDERAL 1	Proved Shut-In	0.98500000	0.80106481	DNR OIL AND GAS, INC	WAMSUTTER	WY	SWEETWTR
SLOAN A-1	Proved Shut-In	1.00000000	0.80000000	TINDALL OPERATING COMPANY	GREENWOOD	CO	BACA
UPRR-TALBOTT 6	Proved Shut-In	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
WILDCAT RANCHES 1	Proved Shut-In	1.00000000	0.80000000	TINDALL OPERATING COMPANY	WILDCAT CREEK	CO	MORGAN

Economic Summary
By Reserve Class and
Category

Date : 05/15/2017 2:57:40PM
Partner : All Cases

Total

ECONOMIC SUMMARY PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Est. Cum Oil (Mbbl) : **7,748.71**
Est. Cum Gas (MMcf) : **12,094.60**
Est. Cum Water (Mbbl) : **5,003.71**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		191.92	301.18	15.69	18.29	37.68	2.27	632.91	0.00	368.30	49.47	0.00	215.14	205.33
2018		132.48	194.86	12.28	16.40	37.43	2.28	497.15	0.00	285.24	38.62	0.00	173.29	354.77
2019		104.21	144.01	11.64	14.89	37.43	2.29	469.72	0.00	283.95	36.20	0.00	149.58	471.53
2020		88.66	120.22	11.15	13.79	37.43	2.30	448.89	0.00	283.95	34.45	0.00	130.50	563.75
2021		70.97	97.79	10.05	12.76	37.45	2.30	405.94	0.00	263.70	30.41	0.00	111.83	635.27
2022		56.60	66.75	9.30	11.80	37.41	2.30	374.96	0.00	250.72	27.88	0.00	96.37	691.05
2023		48.58	54.30	8.87	11.06	37.41	2.31	357.18	0.00	248.10	26.58	0.00	82.50	734.29
2024		40.10	40.66	8.19	10.39	37.42	2.31	330.30	0.00	233.62	25.35	0.00	71.34	768.14
2025		37.14	37.16	7.88	9.84	37.42	2.32	317.66	0.00	233.62	24.34	0.00	59.70	793.77
2026		33.42	23.55	6.90	0.57	37.39	1.79	258.81	0.00	190.19	18.17	0.00	50.45	813.38
2027		13.01	0.89	6.49	0.00	37.39	2.28	242.51	0.00	182.94	16.79	0.00	42.77	828.42
2028		10.39	0.00	5.15	0.00	37.46	0.00	192.96	0.00	141.79	14.37	0.00	36.80	840.15
2029		8.29	0.00	3.57	0.00	37.61	0.00	134.24	0.00	91.07	11.52	0.00	31.65	849.27
2030		5.95	0.00	2.82	0.00	37.68	0.00	106.34	0.00	67.92	10.08	0.00	28.34	856.67
2031		5.37	0.00	2.61	0.00	37.69	0.00	98.52	0.00	63.42	9.56	0.00	25.54	862.70
Rem.		48.45	0.00	23.43	0.00	37.69	0.00	883.15	0.00	674.89	85.68	0.00	122.59	20.04
Total	**26.1**	**895.55**	**1,081.38**	**146.02**	**119.79**	**37.51**	**2.29**	**5,751.25**	**0.00**	**3,863.41**	**459.46**	**0.00**	**1,428.38**	**882.74**
Ult.		**8,644.26**	**13,175.98**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	1,093.73	PW	25.00% :	559.77
PW	8.00% :	956.74	PW	30.00% :	499.65
PW	12.00% :	819.33	PW	35.00% :	451.53
PW	15.00% :	739.72	PW	40.00% :	412.13
PW	20.00% :	636.98	PW	50.00% :	351.48

TRC Standard Eco.rpt 1

Date : 05/15/2017 2:57:40PM
Partner : All Cases

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Est. Cum Oil (Mbbl) : **5,759.42**
Est. Cum Gas (MMcf) : **9,190.63**
Est. Cum Water (Mbbl) : **4,190.86**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		191.92	301.18	15.69	18.29	37.68	2.27	632.91	0.00	368.30	49.47	0.00	215.14	205.33
2018		132.48	194.86	12.28	16.40	37.43	2.28	497.15	0.00	285.24	38.62	0.00	173.29	354.77
2019		104.21	144.01	11.64	14.89	37.43	2.29	469.72	0.00	283.95	36.20	0.00	149.58	471.53
2020		88.66	120.22	11.15	13.79	37.43	2.30	448.89	0.00	283.95	34.45	0.00	130.50	563.75
2021		70.97	97.79	10.05	12.76	37.45	2.30	405.94	0.00	263.70	30.41	0.00	111.83	635.27
2022		56.60	66.75	9.30	11.80	37.41	2.30	374.96	0.00	250.72	27.88	0.00	96.37	691.05
2023		48.58	54.30	8.87	11.06	37.41	2.31	357.18	0.00	248.10	26.58	0.00	82.50	734.29
2024		40.10	40.66	8.19	10.39	37.42	2.31	330.30	0.00	233.62	25.35	0.00	71.34	768.14
2025		37.14	37.16	7.88	9.84	37.42	2.32	317.66	0.00	233.62	24.34	0.00	59.70	793.77
2026		33.42	23.55	6.90	0.57	37.39	1.79	258.81	0.00	190.19	18.17	0.00	50.45	813.38
2027		13.01	0.89	6.49	0.00	37.39	2.28	242.51	0.00	182.94	16.79	0.00	42.77	828.42
2028		10.39	0.00	5.15	0.00	37.46	0.00	192.96	0.00	141.79	14.37	0.00	36.80	840.15
2029		8.29	0.00	3.57	0.00	37.61	0.00	134.24	0.00	91.07	11.52	0.00	31.65	849.27
2030		5.95	0.00	2.82	0.00	37.68	0.00	106.34	0.00	67.92	10.08	0.00	28.34	856.67
2031		5.37	0.00	2.61	0.00	37.69	0.00	98.52	0.00	63.42	9.56	0.00	25.54	862.70
Rem.		48.45	0.00	23.43	0.00	37.69	0.00	883.15	0.00	674.89	85.68	0.00	122.59	20.04
Total	**26.1**	**895.55**	**1,081.38**	**146.02**	**119.79**	**37.51**	**2.29**	**5,751.25**	**0.00**	**3,863.41**	**459.46**	**0.00**	**1,428.38**	**882.74**
Ult.		**6,654.97**	**10,272.01**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	1,093.73	PW	25.00% :	559.77
PW	8.00% :	956.74	PW	30.00% :	499.65
PW	12.00% :	819.33	PW	35.00% :	451.53
PW	15.00% :	739.72	PW	40.00% :	412.13
PW	20.00% :	636.98	PW	50.00% :	351.48

TRC Standard Eco.rpt 2

Date : 05/15/2017 2:57:40PM
Partner : All Cases

ECONOMIC SUMMARY PROJECTION

Proved Shut-In Rsv Class & Category

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Est. Cum Oil (Mbbl) : **1,989.29**
Est. Cum Gas (MMcf) : **2,903.97**
Est. Cum Water (Mbbl) : **812.85**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2027		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2028		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2029		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2030		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2031		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**19.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**1,989.29**	**2,903.97**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	0.00	PW	25.00% :	0.00
PW	8.00% :	0.00	PW	30.00% :	0.00
PW	12.00% :	0.00	PW	35.00% :	0.00
PW	15.00% :	0.00	PW	40.00% :	0.00
PW	20.00% :	0.00	PW	50.00% :	0.00

TRC Standard Eco.rpt 3

One-Line
Enonomic Report

5/15/2017 2:58:44PM

Economic One-Liners

Project Name : **Arete Industries**

As of Date: 1/1/2017

Ownership Group : **All Cases**

Arete Industries

Lease Name *Risked* / UnRisked	*Reserve Category*	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. CF (M$)	Life (years)
Grand Total	**Total**	**146.02**	**119.79**	**5,476.73**	**274.52**	**0.00**	**4,322.87**	**0.00**	**1,428.38**	**882.74**	**26.05**
Proved Producing Rsv Class & Category	**Total**	**146.02**	**119.79**	**5,476.73**	**274.52**	**0.00**	**4,322.87**	**0.00**	**1,428.38**	**882.74**	**26.05**
ALL NIGHT CRK FED W-4064 1-7 - 1-7	*PV-PD*	2.36	0.00	86.78	0.00	0.00	82.01	0.00	4.77	4.19	4.05
BLAIR 2	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
BOW & ARROW RANCH 32-2 - 32-2	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
CHANDLER A	*PV-PD*	4.30	0.00	166.54	0.00	0.00	142.27	0.00	24.27	18.55	9.20
COOK 1-5	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN 028447C 1-26 - 1-26	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN 02844ZC 10 - 10	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN 13 - 13	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN GOVT 028447B 7 - 7	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN GOVT 6 - 6	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN, LOUIS 5	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COYOTE SMITH 1 - 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DAILY 1-1 MORR	*PV-PD*	37.12	0.00	1,376.20	0.00	0.00	1,122.47	0.00	253.73	181.72	11.56
FED 013426 A 1 (Aka Govt Canada)	*PV-PD*	17.90	0.00	661.51	0.00	0.00	458.52	0.00	202.98	105.85	26.05
FED W-30177 2-33 - 2-23	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FEDERAL 1-18 - 1-18	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FEDERAL 1-19 - 1-19	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FEDERAL ACKERMAN 1 - 1	*PV-PD*	9.38	0.00	349.22	0.00	0.00	246.84	0.00	102.39	54.81	24.66
KING-FED-0192636 1 - 1	*PV-PD*	3.01	49.78	110.52	85.53	0.00	137.52	0.00	58.54	45.85	9.13
LINDSEY 1 - 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
LINDSEY 2 - 2	*PV-PD*	2.69	63.87	100.21	173.36	0.00	225.91	0.00	47.65	36.59	9.00
MARION HARRIS FEDERAL 1 - 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MCCORGARY 1 - 1	*PV-PD*	0.07	0.00	2.60	0.00	0.00	2.14	0.00	0.45	0.45	0.08
MCPHERSON COLLEGE 1-27	*PV-PD*	12.50	0.00	466.88	0.00	0.00	385.32	0.00	81.55	55.19	13.16
MCPHERSON COLLEGE A 1-28	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NEAL LKC LEASE	*PV-PD*	28.94	0.00	1,125.35	0.00	0.00	773.62	0.00	351.73	182.98	25.70
NICKERSON 4	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
OLOUGHLIN 29-3 - 29-3	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PEREGRINE FEDERAL 49-032266-A 1	*PV-PD*	16.12	0.00	590.34	0.00	0.00	411.87	0.00	178.47	93.10	25.71
REEP ALLELY UNIT 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
ROBERTS FEDERAL 31-4 - 31-4	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SCHWARTZ 1 - 1	*PV-PD*	1.82	0.00	70.59	0.00	0.00	65.89	0.00	4.70	4.01	4.79

TRC Eco One Liner.rpt 1

5/15/2017 2:58:44PM

Economic One-Liners

Project Name : Arete Industries **As of Date:** 1/1/2017

Ownership Group : All Cases

Arete Industries

Lease Name *Risked* / UnRisked	*Reserve Category*	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. CF (M$)	Life (years)
SHARPS FEDERAL W-6504 22-31 - 22-:	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SHERWIN FEDERAL 1 - 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SIMPSON UNIT (NEAL & WOLF)	*PV-PD*	2.53	0.00	98.53	0.00	0.00	86.21	0.00	12.31	12.12	0.83
STARLIGHT FEDERAL COM 28H - 28I	*PV-PD*	1.02	0.84	38.82	1.94	0.00	22.24	0.00	18.52	14.78	10.05
STARLIGHT FEDERAL COM 30H - 30I	*PV-PD*	1.27	2.20	48.37	5.48	0.00	27.49	0.00	26.36	22.49	6.64
THIELEN 1-21TH - 1-21TH	*PV-PD*	0.17	0.63	6.72	1.68	0.00	6.15	0.00	2.25	2.17	1.34
THIELEN 2-21PH - 2-21PH	*PV-PD*	0.50	1.56	19.78	4.52	0.00	15.84	0.00	8.45	7.44	4.80
UNION PACIFIC 1-27 - 1-27	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UNION PACIFIC 3-23	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPR 1-25	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 2 - 2	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 3 - 3	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 4 - 4	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 5 - 5	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 9 - 9	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WALZ 1	*PV-PD*	3.56	0.00	131.89	0.00	0.00	95.98	0.00	35.91	29.68	6.89
WIBAUX GOLD FEDERAL 4076-10-3-1	*PV-PD*	0.77	0.89	25.88	2.00	0.00	14.55	0.00	13.32	10.76	10.04
WILCOX-GOVT 1 - 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WOLF LKC	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Proved Shut-In Rsv Class & Category	**Total**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**19.00**
BOBCAT CREEK UNIT 1 - 1	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
CHANDLER B	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN 14	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DELBERT 1	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DOROTHY 1	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DOUD 1 - 1	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
ECHETA UNIT 49-088910 1 - 1	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FED W-30177 2-31 - 42-2	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FED W-30177 42-2 - 42-2	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
GOERTZEN 1-27	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JULIAN SWD	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	19.00
LIND 3	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MCPHERSON COLLEGE 2-27	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MCPHERSON COLLEGE A 2-28	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner.rpt 2

5/15/2017 2:58:44PM

Economic One-Liners

Project Name : **Arete Industries**

As of Date: 1/1/2017

Ownership Group : **All Cases**

Arete Industries

Lease Name / ***Risked*** / **UnRisked**	*Reserve Category*	**Net Reserves** Oil (Mbbl)	**Net Reserves** Gas (MMcf)	**Net Revenue** Oil (M$)	**Net Revenue** Gas (M$)	**Net Revenue** Other (M$)	**Expense & Tax (M$)**	**Invest. (M$)**	**Cash Flow** Non-Disc. (M$)	**Cash Flow** Disc. CF (M$)	**Life (years)**
NEAL LAYTON	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NEIL FEDERAL 14 - 14	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
RED DESERT FEDERAL 1 - 1	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SLOAN A-1	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 6 - 6	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WILDCAT RANCHES 1	*PV-SI*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner.rpt 3

PDP

Detailed Economic Report &
Decline Curves

Date : 05/15/2017 2:36:41PM
Partner : All Cases

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Est. Cum Oil (Mbbl) : 5,759.42
Est. Cum Gas (MMcf) : 9,190.63
Est. Cum Water (Mbbl) : 4,190.86

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		191.92	301.18	15.69	18.29	37.68	2.27	632.91	0.00	368.30	49.47	0.00	215.14	205.33
2018		132.48	194.86	12.28	16.40	37.43	2.28	497.15	0.00	285.24	38.62	0.00	173.29	354.77
2019		104.21	144.01	11.64	14.89	37.43	2.29	469.72	0.00	283.95	36.20	0.00	149.58	471.53
2020		88.66	120.22	11.15	13.79	37.43	2.30	448.89	0.00	283.95	34.45	0.00	130.50	563.75
2021		70.97	97.79	10.05	12.76	37.45	2.30	405.94	0.00	263.70	30.41	0.00	111.83	635.27
2022		56.60	66.75	9.30	11.80	37.41	2.30	374.96	0.00	250.72	27.88	0.00	96.37	691.05
2023		48.58	54.30	8.87	11.06	37.41	2.31	357.18	0.00	248.10	26.58	0.00	82.50	734.29
2024		40.10	40.66	8.19	10.39	37.42	2.31	330.30	0.00	233.62	25.35	0.00	71.34	768.14
2025		37.14	37.16	7.88	9.84	37.42	2.32	317.66	0.00	233.62	24.34	0.00	59.70	793.77
2026		33.42	23.55	6.90	0.57	37.39	1.79	258.81	0.00	190.19	18.17	0.00	50.45	813.38
2027		13.01	0.89	6.49	0.00	37.39	2.28	242.51	0.00	182.94	16.79	0.00	42.77	828.42
2028		10.39	0.00	5.15	0.00	37.46	0.00	192.96	0.00	141.79	14.37	0.00	36.80	840.15
2029		8.29	0.00	3.57	0.00	37.61	0.00	134.24	0.00	91.07	11.52	0.00	31.65	849.27
2030		5.95	0.00	2.82	0.00	37.68	0.00	106.34	0.00	67.92	10.08	0.00	28.34	856.67
2031		5.37	0.00	2.61	0.00	37.69	0.00	98.52	0.00	63.42	9.56	0.00	25.54	862.70
Rem.		48.45	0.00	23.43	0.00	37.69	0.00	883.15	0.00	674.89	85.68	0.00	122.59	20.04
Total	**26.1**	**895.55**	**1,081.38**	**146.02**	**119.79**	**37.51**	**2.29**	**5,751.25**	**0.00**	**3,863.41**	**459.46**	**0.00**	**1,428.38**	**882.74**
Ult.		**6,654.97**	**10,272.01**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

Present Worth Profile (M$)

PW	**5.00% :**	**1,093.73**	**PW**	**25.00% :**	**559.77**
PW	**8.00% :**	**956.74**	**PW**	**30.00% :**	**499.65**
PW	**12.00% :**	**819.33**	**PW**	**35.00% :**	**451.53**
PW	**15.00% :**	**739.72**	**PW**	**40.00% :**	**412.13**
PW	**20.00% :**	**636.98**	**PW**	**50.00% :**	**351.48**

TRC Standard Eco.rpt 2

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106881625
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 7.0 SE NE SW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : ALL NIGHT CRK FED W-4064 1-7
Type : LEASE CASE
Field : K BAR
Operator : DNR OIL AND GAS, INC
Reservoir : PARKMAN
Co., State : CAMPBELL, WY
API No. : 49005245170000

Est. Cum Oil (Mbbl) : **308.64**
Est. Cum Gas (MMcf) : **152.15**
Est. Cum Water (Mbbl) : **318.08**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		5.70	0.58	0.61	0.00	36.72	0.00	22.51	0.00	17.87	2.49	0.00	2.16	2.06
2018		5.49	0.00	0.59	0.00	36.72	0.00	21.68	0.00	17.87	2.39	0.00	1.42	3.29
2019		5.33	0.00	0.57	0.00	36.72	0.00	21.03	0.00	17.87	2.32	0.00	0.84	3.95
2020		5.18	0.00	0.56	0.00	36.72	0.00	20.46	0.00	17.87	2.26	0.00	0.33	4.18
2021		0.28	0.00	0.03	0.00	36.72	0.00	1.10	0.00	0.96	0.12	0.00	0.02	4.19
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**4.1**	**21.98**	**0.58**	**2.36**	**0.00**	**36.72**	**0.00**	**86.78**	**0.00**	**72.43**	**9.58**	**0.00**	**4.77**	**4.19**
Ult.		**330.62**	**152.73**											

Major Phase :	Oil		
Initial Rate :	465.00	bbl/month	
Abandonment :	423.68	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.662	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/20/2021		

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.12875000	0.00000000	0.00000000
Revenue Interest :	0.10750625	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**4.47**	PW	**25.00% :**	**3.52**
PW	**8.00% :**	**4.30**	PW	**30.00% :**	**3.33**
PW	**12.00% :**	**4.09**	PW	**35.00% :**	**3.16**
PW	**15.00% :**	**3.95**	PW	**40.00% :**	**3.01**
PW	**20.00% :**	**3.72**	PW	**50.00% :**	**2.74**

TRC Standard Eco.rpt 3

Date: 05/15/2017	2:36:41PM		
Partner :	All Cases	Case :	BLAIR 2
Retrieval Code :	1181957	Type :	LEASE CASE
Reserve Cat. :	Proved Producing	Field :	KNOLL NORTHEAST
Location :	08S 25W 33	Operator :	DNR OIL AND GAS, INC
Archive Set :	Pinnacle YE 2016	Reservoir :	0
		Co., State :	GRAHAM, KS
		API No. :	1506521330

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Est. Cum Oil (Mbbl) : **66.38**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**66.38**	**0.00**											

Major Phase :	Oil		
Initial Rate :	50.67	bbl/month	
Abandonment :	50.67	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.93750000	0.00000000	0.00000000
Revenue Interest :	0.74851570	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	**PW**	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	**PW**	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	**PW**	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	**PW**	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	**PW**	**50.00% :**	**0.00**

TRC Standard Eco.rpt 4

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 105689049
Reserve Cat. : Proved Producing
Location : N 37.0/E 1.0/SEC 32.0 SE NW NE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : BOW & ARROW RANCH 32-2
Type : LEASE CASE
Field : POLICE COULEE
Operator : DNR OIL AND GAS, INC
Reservoir : BOW ISLAND
Co., State : TOOLE, MT
API No. : 25101218000000

Est. Cum Oil (Mbbl) : 0.01
Est. Cum Gas (MMcf) : 101.31
Est. Cum Water (Mbbl) : 0.00

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**0.01**	**101.31**											

Major Phase :	Gas		
Initial Rate :	173.00	Mcf/month	
Abandonment :	173.00	Mcf/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.38867500	0.00000000	0.00000000
Revenue Interest :	0.32626950	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 5

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 115020042526
Reserve Cat. : Proved Producing
Location : S 34.0/E 2.0/SEC 34.0 SE NW SW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : CHANDLER A
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : MISSISSIPPIAN
Co., State : SUMNER, KS
API No. : 15191111650000

Est. Cum Oil (Mbbl) : **185.18**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		1.42	0.00	0.55	0.00	38.75	0.00	21.42	0.00	14.05	1.67	0.00	5.71	5.46
2018		1.32	0.00	0.52	0.00	38.75	0.00	20.02	0.00	14.05	1.56	0.00	4.41	9.27
2019		1.28	0.00	0.50	0.00	38.75	0.00	19.32	0.00	14.05	1.51	0.00	3.77	12.21
2020		1.24	0.00	0.48	0.00	38.75	0.00	18.70	0.00	14.05	1.46	0.00	3.19	14.46
2021		1.19	0.00	0.46	0.00	38.75	0.00	17.99	0.00	14.05	1.41	0.00	2.54	16.09
2022		1.15	0.00	0.45	0.00	38.75	0.00	17.36	0.00	14.05	1.36	0.00	1.96	17.22
2023		1.11	0.00	0.43	0.00	38.75	0.00	16.76	0.00	14.05	1.31	0.00	1.40	17.96
2024		1.07	0.00	0.42	0.00	38.75	0.00	16.21	0.00	14.05	1.27	0.00	0.90	18.39
2025		1.03	0.00	0.40	0.00	38.75	0.00	15.60	0.00	14.05	1.22	0.00	0.34	18.54
2026		0.21	0.00	0.08	0.00	38.75	0.00	3.14	0.00	2.85	0.25	0.00	0.04	18.55
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**9.2**	**11.01**	**0.00**	**4.30**	**0.00**	**38.75**	**0.00**	**166.54**	**0.00**	**129.26**	**13.01**	**0.00**	**24.27**	**18.55**
Ult.		**196.18**	**0.00**											

Major Phase : Oil
Initial Rate : 163.00 bbl/month
Abandonment : 83.86 bbl/month
Initial Decline : 3.500 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 03/16/2026

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	**1st Rev.**	**2nd Rev.**
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.39046880	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**21.10**	PW	**25.00% :**	**13.38**
PW	**8.00% :**	**19.51**	PW	**30.00% :**	**12.21**
PW	**12.00% :**	**17.68**	PW	**35.00% :**	**11.21**
PW	**15.00% :**	**16.49**	PW	**40.00% :**	**10.36**
PW	**20.00% :**	**14.79**	PW	**50.00% :**	**8.99**

TRC Standard Eco.rpt 6

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 104215085
Reserve Cat. : Proved Producing
Location : 33S 43W 05
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : COOK 1-5
Type : LEASE CASE
Field : WALSH
Operator : TINDALL OPERATING COMPANY
Reservoir : WABAUNSEE
Co., State : BACA, CO
API No. : 0500905117

Est. Cum Oil (Mbbl) : **0.00**
Est. Cum Gas (MMcf) : **431.45**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**0.00**	**431.45**											

Major Phase : Gas
Initial Rate : 0.00 Mcf/month
Abandonment : 0.00 Mcf/month
Initial Decline : 0.000 %/year b = 0.00
Initial Ratio : 0.000 bbl/Mcf
Abandon Ratio : 0.000 bbl/Mcf
Abandon Day : 01/01/2017

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.99334240	0.00000000	0.00000000
Revenue Interest :	0.79467392	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	5.00% :	0.00	PW	25.00% :	0.00
PW	8.00% :	0.00	PW	30.00% :	0.00
PW	12.00% :	0.00	PW	35.00% :	0.00
PW	15.00% :	0.00	PW	40.00% :	0.00
PW	20.00% :	0.00	PW	50.00% :	0.00

TRC Standard Eco.rpt
7

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106855441
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 SW NE NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : COUGHLIN 028447C 1-26
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050810002

Est. Cum Oil (Mbbl) : 57.05
Est. Cum Gas (MMcf) : 0.15
Est. Cum Water (Mbbl) : 218.69

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**57.05**	**0.15**											

Major Phase :	Oil		
Initial Rate :	3.00	bbl/month	
Abandonment :	3.00	bbl/month	
Initial Decline :	10.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 8

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106873738
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 SE NW NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : COUGHLIN 02844ZC 10
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : LAKOTA
Co., State : ALBANY, WY
API No. : 49001201000000

Est. Cum Oil (Mbbl) : 44.68
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 383.18

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**44.68**	**0.00**											

Major Phase :	Oil		
Initial Rate :	3.00	bbl/month	
Abandonment :	3.00	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
9

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106840347
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 SW NE NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : COUGHLIN 13
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : SHANNON
Co., State : ALBANY, WY
API No. : 49001201020000

Est. Cum Oil (Mbbl) : 19.95
Est. Cum Gas (MMcf) : 201.48
Est. Cum Water (Mbbl) : 0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**19.95**	**201.48**											

NON-ECONOMIC

Major Phase :	Gas		
Initial Rate :	33.00	Mcf/month	
Abandonment :	33.00	Mcf/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2017		

GAS SALES BEGAN IN OCT, 2014; USE 20% SHRINK

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	**PW**	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	**PW**	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	**PW**	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	**PW**	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	**PW**	**50.00% :**	**0.00**

TRC Standard Eco.rpt 10

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106877781
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 NE SW NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : COUGHLIN GOVT 028447B 7
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050820000

Est. Cum Oil (Mbbl) : 25.59
Est. Cum Gas (MMcf) : 0.06
Est. Cum Water (Mbbl) : 621.22

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**25.59**	**0.06**											

Major Phase : Oil
Initial Rate : 3.00 bbl/month
Abandonment : 3.00 bbl/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2017

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW **5.00% :**	**0.00**	PW **25.00% :**	**0.00**
PW **8.00% :**	**0.00**	PW **30.00% :**	**0.00**
PW **12.00% :**	**0.00**	PW **35.00% :**	**0.00**
PW **15.00% :**	**0.00**	PW **40.00% :**	**0.00**
PW **20.00% :**	**0.00**	PW **50.00% :**	**0.00**

TRC Standard Eco.rpt
11

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106833463
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 SW NW NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : COUGHLIN GOVT 6
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050850000

Est. Cum Oil (Mbbl) : 14.28
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 63.84

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**14.28**	**0.00**											

Major Phase :	Oil		
Initial Rate :	3.00	bbl/month	
Abandonment :	3.00	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	**PW**	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	**PW**	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	**PW**	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	**PW**	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	**PW**	**50.00% :**	**0.00**

TRC Standard Eco.rpt 12

Date: 05/15/2017	2:36:41PM		Case : COUGHLIN, LOUIS 5
Partner :	All Cases		**Type :** LEASE CASE
Retrieval Code :	106885191		**Field :** REX LAKE
Reserve Cat. :	Proved Producing		**Operator :** DNR OIL AND GAS, INC
Location :	16N 77W 26		**Reservoir :** SHANNON
Archive Set :	Pinnacle YE 2016		**Co., State :** ALBANY, WY
			API No. : 4900105084

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2017

Arete Industries

Est. Cum Oil (Mbbl) : 0.00

Est. Cum Gas (MMcf) : 147.18

Est. Cum Water (Mbbl) : 0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**0.00**	**147.18**											

NON-ECONOMIC

Major Phase :	Gas		
Initial Rate :	31.00	Mcf/month	
Abandonment :	31.00	Mcf/month	
Initial Decline :	4.853	%/year	b = 0.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2017		

52% GAS SALES IN DEC, 2014, USE 50% GAS SHRINKAGE

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 13

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106853053
Reserve Cat. : Proved Producing
Location : N 38.0/W 77.0/SEC 24.0 NE SE SE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : COYOTE SMITH 1
Type : LEASE CASE
Field : BOBCAT CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : FRONTIER
Co., State : CONVERSE, WY
API No. : 49009219420000

Est. Cum Oil (Mbbl) : **116.64**
Est. Cum Gas (MMcf) : **122.77**
Est. Cum Water (Mbbl) : **0.01**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**116.64**	**122.77**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	130.00	bbl/month	
Abandonment :	130.00	bbl/month	
Initial Decline :	4.000	%/year	b = 0.00
Initial Ratio :	0.246	Mcf/bbl	
Abandon Ratio :	0.246	Mcf/bbl	
Abandon Day :	01/01/2017		

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.64285700	0.00000000	0.00000000
Revenue Interest :	0.50768451	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 14

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 1186745
Reserve Cat. : Proved Producing
Location : 31S 22W 01
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : DAILY 1-1 MORR
Type : LEASE CASE
Field : GRANGER CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : UPPER KEARNY MEMBER
Co., State : CLARK, KS
API No. : 1502520096

Est. Cum Oil (Mbbl) : **339.75**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		4.89	0.00	3.91	0.00	37.07	0.00	145.09	0.00	91.74	6.60	0.00	46.75	44.63
2018		4.63	0.00	3.71	0.00	37.07	0.00	137.36	0.00	91.74	6.25	0.00	39.37	78.56
2019		4.47	0.00	3.58	0.00	37.07	0.00	132.56	0.00	91.74	6.03	0.00	34.78	105.71
2020		4.33	0.00	3.46	0.00	37.07	0.00	128.26	0.00	91.74	5.84	0.00	30.69	127.39
2021		4.16	0.00	3.33	0.00	37.07	0.00	123.43	0.00	91.74	5.62	0.00	26.08	144.07
2022		4.02	0.00	3.21	0.00	37.07	0.00	119.12	0.00	91.74	5.42	0.00	21.96	156.78
2023		3.88	0.00	3.10	0.00	37.07	0.00	114.95	0.00	91.74	5.23	0.00	17.98	166.20
2024		3.75	0.00	3.00	0.00	37.07	0.00	111.23	0.00	91.74	5.06	0.00	14.43	173.05
2025		3.61	0.00	2.89	0.00	37.07	0.00	107.04	0.00	91.74	4.87	0.00	10.43	177.53
2026		3.48	0.00	2.79	0.00	37.07	0.00	103.30	0.00	91.74	4.70	0.00	6.86	180.19
2027		3.36	0.00	2.69	0.00	37.07	0.00	99.68	0.00	91.74	4.54	0.00	3.41	181.39
2028		1.83	0.00	1.46	0.00	37.07	0.00	54.19	0.00	50.71	2.47	0.00	1.01	181.72
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**11.6**	**46.41**	**0.00**	**37.12**	**0.00**	**37.07**	**0.00**	**1,376.20**	**0.00**	**1,059.85**	**62.62**	**0.00**	**253.73**	**181.72**
Ult.		**386.16**	**0.00**											

Major Phase :	Oil		
Initial Rate :	507.00	bbl/month	
Abandonment :	269.91	bbl/month	
Initial Decline :	3.500	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	07/22/2028		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**212.88**	PW	**25.00% :**	**123.16**
PW	**8.00% :**	**193.22**	PW	**30.00% :**	**110.70**
PW	**12.00% :**	**171.34**	PW	**35.00% :**	**100.43**
PW	**15.00% :**	**157.54**	PW	**40.00% :**	**91.84**
PW	**20.00% :**	**138.46**	PW	**50.00% :**	**78.38**

TRC Standard Eco.rpt 15

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106857954
Reserve Cat. : Proved Producing
Location : N 41.0/W 66.0/SEC 32.0 C NE NE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : FED 013426 A 1 (Aka Govt Canada)
Type : LEASE CASE
Field : CHEYENNE RIVER
Operator : DNR OIL AND GAS, INC
Reservoir : NEWCASTLE
Co., State : NIOBRARA, WY
API No. : 49027060960000

Est. Cum Oil (Mbbl) : 438.02
Est. Cum Gas (MMcf) : 136.27
Est. Cum Water (Mbbl) : 26.89

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		2.67	0.29	0.99	0.00	36.96	0.00	36.68	0.00	14.80	4.05	0.00	17.83	17.00
2018		2.55	0.00	0.95	0.00	36.96	0.00	35.09	0.00	14.80	3.87	0.00	16.42	31.15
2019		2.47	0.00	0.92	0.00	36.96	0.00	34.04	0.00	14.80	3.76	0.00	15.49	43.23
2020		2.41	0.00	0.90	0.00	36.96	0.00	33.11	0.00	14.80	3.66	0.00	14.66	53.58
2021		2.33	0.00	0.87	0.00	36.96	0.00	32.03	0.00	14.80	3.54	0.00	13.70	62.34
2022		2.26	0.00	0.84	0.00	36.96	0.00	31.07	0.00	14.80	3.43	0.00	12.84	69.77
2023		2.19	0.00	0.82	0.00	36.96	0.00	30.14	0.00	14.80	3.33	0.00	12.01	76.06
2024		2.13	0.00	0.79	0.00	36.96	0.00	29.31	0.00	14.80	3.24	0.00	11.28	81.41
2025		2.06	0.00	0.77	0.00	36.96	0.00	28.35	0.00	14.80	3.13	0.00	10.43	85.89
2026		2.00	0.00	0.74	0.00	36.96	0.00	27.50	0.00	14.80	3.04	0.00	9.67	89.65
2027		1.94	0.00	0.72	0.00	36.96	0.00	26.68	0.00	14.80	2.95	0.00	8.94	92.79
2028		1.89	0.00	0.70	0.00	36.96	0.00	25.95	0.00	14.80	2.86	0.00	8.29	95.43
2029		1.82	0.00	0.68	0.00	36.96	0.00	25.10	0.00	14.80	2.77	0.00	7.53	97.60
2030		1.77	0.00	0.66	0.00	36.96	0.00	24.35	0.00	14.80	2.69	0.00	6.86	99.39
2031		1.72	0.00	0.64	0.00	36.96	0.00	23.62	0.00	14.80	2.61	0.00	6.22	100.86
Rem.		15.88	0.00	5.91	0.00	36.96	0.00	218.49	0.00	163.55	24.12	0.00	30.82	5.00
Total	**26.1**	**48.09**	**0.29**	**17.90**	**0.00**	**36.96**	**0.00**	**661.51**	**0.00**	**385.49**	**73.03**	**0.00**	**202.98**	**105.85**
Ult.		**486.11**	**136.57**											

Major Phase :	Oil		
Initial Rate :	245.00	bbl/month	
Abandonment :	100.69	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.616	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/20/2043		

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.45115630	0.00000000	0.00000000
Revenue Interest :	0.37220390	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**141.45**	PW	**25.00% :**	**58.26**
PW	**8.00% :**	**117.99**	PW	**30.00% :**	**50.51**
PW	**12.00% :**	**95.78**	PW	**35.00% :**	**44.58**
PW	**15.00% :**	**83.61**	PW	**40.00% :**	**39.90**
PW	**20.00% :**	**68.75**	PW	**50.00% :**	**33.01**

TRC Standard Eco.rpt 16

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106881600
Reserve Cat. : Proved Producing
Location : N 43.0/W 69.0/SEC 2.0 C NW SE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : FED W-30177 2-33
Type : LEASE CASE
Field : HA CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005240790000

Est. Cum Oil (Mbbl) : 18.32
Est. Cum Gas (MMcf) : 467.54
Est. Cum Water (Mbbl) : 0.48

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**18.32**	**467.54**											

Major Phase :	Oil		
Initial Rate :	9.00	bbl/month	
Abandonment :	9.00	bbl/month	
Initial Decline :	3.305	%/year	b = 1.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84062500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 17

Date:	05/15/2017 2:36:41PM	Case :	FEDERAL 1-18
Partner :	All Cases	**Type :**	LEASE CASE
Retrieval Code :	106866718	**Field :**	BUFF
Reserve Cat. :	Proved Producing	**Operator :**	DNR OIL AND GAS, INC
Location :	N 46.0/W 72.0/SEC 18.0 NE	**Reservoir :**	MUDDY
Archive Set :	Pinnacle YE 2016	**Co., State :**	CAMPBELL, WY
		API No. :	49005265710000

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2017

Arete Industries

Est. Cum Oil (Mbbl) :	**36.49**
Est. Cum Gas (MMcf) :	**129.56**
Est. Cum Water (Mbbl) :	**3.40**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**36.49**	**129.56**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	6.00	bbl/month	
Abandonment :	6.00	bbl/month	
Initial Decline :	5.000	%/year	b = 0.00
Initial Ratio :	13.333	Mcf/bbl	
Abandon Ratio :	13.333	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.81250000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW 5.00% :	**0.00**	**PW 25.00% :**	**0.00**
PW 8.00% :	**0.00**	**PW 30.00% :**	**0.00**
PW 12.00% :	**0.00**	**PW 35.00% :**	**0.00**
PW 15.00% :	**0.00**	**PW 40.00% :**	**0.00**
PW 20.00% :	**0.00**	**PW 50.00% :**	**0.00**

TRC Standard Eco.rpt 18

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106874197
Reserve Cat. : Proved Producing
Location : N 46.0/W 72.0/SEC 19.0 NE SE NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : FEDERAL 1-19
Type : LEASE CASE
Field : BUFF
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005266300000

Est. Cum Oil (Mbbl) : **33.89**
Est. Cum Gas (MMcf) : **595.85**
Est. Cum Water (Mbbl) : **0.83**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**33.89**	**595.85**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	5.00	bbl/month	
Abandonment :	5.00	bbl/month	
Initial Decline :	7.841	%/year	b = 1.00
Initial Ratio :	39.800	Mcf/bbl	
Abandon Ratio :	39.800	Mcf/bbl	
Abandon Day :	01/01/2017		

60 MCFM NOT SOLD, PRESUME USED ON LEASE

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 19

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106842420
Reserve Cat. : Proved Producing
Location : N 44.0/W 66.0/SEC 7.0 NW SW NE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : FEDERAL ACKERMAN 1
Type : LEASE CASE
Field : LODGEPOLE CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : WESTON, WY
API No. : 49045208340000

Est. Cum Oil (Mbbl) : **25.11**
Est. Cum Gas (MMcf) : **22.31**
Est. Cum Water (Mbbl) : **1.66**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		0.66	0.02	0.54	0.00	37.25	0.00	20.19	0.00	8.45	2.23	0.00	9.52	9.07
2018		0.63	0.00	0.52	0.00	37.25	0.00	19.21	0.00	8.45	2.12	0.00	8.64	16.52
2019		0.61	0.00	0.50	0.00	37.25	0.00	18.63	0.00	8.45	2.06	0.00	8.12	22.86
2020		0.59	0.00	0.49	0.00	37.25	0.00	18.12	0.00	8.45	2.00	0.00	7.67	28.27
2021		0.57	0.00	0.47	0.00	37.25	0.00	17.53	0.00	8.45	1.94	0.00	7.14	32.84
2022		0.56	0.00	0.46	0.00	37.25	0.00	17.00	0.00	8.45	1.88	0.00	6.68	36.70
2023		0.54	0.00	0.44	0.00	37.25	0.00	16.49	0.00	8.45	1.82	0.00	6.22	39.97
2024		0.53	0.00	0.43	0.00	37.25	0.00	16.04	0.00	8.45	1.77	0.00	5.82	42.73
2025		0.51	0.00	0.42	0.00	37.25	0.00	15.52	0.00	8.45	1.71	0.00	5.36	45.03
2026		0.49	0.00	0.40	0.00	37.25	0.00	15.05	0.00	8.45	1.66	0.00	4.94	46.95
2027		0.48	0.00	0.39	0.00	37.25	0.00	14.60	0.00	8.45	1.61	0.00	4.54	48.54
2028		0.46	0.00	0.38	0.00	37.25	0.00	14.20	0.00	8.45	1.57	0.00	4.19	49.88
2029		0.45	0.00	0.37	0.00	37.25	0.00	13.74	0.00	8.45	1.52	0.00	3.77	50.96
2030		0.44	0.00	0.36	0.00	37.25	0.00	13.33	0.00	8.45	1.47	0.00	3.41	51.85
2031		0.42	0.00	0.35	0.00	37.25	0.00	12.93	0.00	8.45	1.43	0.00	3.05	52.57
Rem.		3.49	0.00	2.86	0.00	37.25	0.00	106.65	0.00	81.56	11.77	0.00	13.31	2.23
Total	**24.7**	**11.43**	**0.02**	**9.38**	**0.00**	**37.25**	**0.00**	**349.22**	**0.00**	**208.28**	**38.55**	**0.00**	**102.39**	**54.81**
Ult.		**36.54**	**22.34**											

Major Phase :	Oil		
Initial Rate :	58.00	bbl/month	
Abandonment :	25.89	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.224	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	08/30/2041		

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**72.50**	PW	**25.00% :**	**30.57**
PW	**8.00% :**	**60.88**	PW	**30.00% :**	**26.56**
PW	**12.00% :**	**49.74**	PW	**35.00% :**	**23.48**
PW	**15.00% :**	**43.57**	PW	**40.00% :**	**21.04**
PW	**20.00% :**	**35.97**	PW	**50.00% :**	**17.44**

TRC Standard Eco.rpt 20

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106840772
Reserve Cat. : Proved Producing
Location : N 51.0/W 73.0/SEC 33.0 SE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : KING-FED-0192636 1
Type : LEASE CASE
Field : KITTY
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005208190000

Est. Cum Oil (Mbbl) : **108.23**
Est. Cum Gas (MMcf) : **946.43**
Est. Cum Water (Mbbl) : **0.76**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		0.59	9.89	0.48	7.91	36.76	1.72	31.07	0.00	12.50	3.70	0.00	14.86	14.11
2018		0.56	8.70	0.45	6.96	36.76	1.72	28.50	0.00	12.50	3.39	0.00	12.61	25.00
2019		0.49	7.82	0.39	6.25	36.76	1.72	25.16	0.00	12.50	2.99	0.00	9.66	32.55
2020		0.44	7.12	0.35	5.69	36.76	1.72	22.58	0.00	12.50	2.69	0.00	7.39	37.77
2021		0.39	6.50	0.31	5.20	36.76	1.72	20.38	0.00	12.50	2.43	0.00	5.45	41.26
2022		0.35	5.99	0.28	4.79	36.76	1.72	18.62	0.00	12.50	2.22	0.00	3.90	43.52
2023		0.32	5.56	0.26	4.44	36.76	1.72	17.15	0.00	12.50	2.05	0.00	2.60	44.89
2024		0.30	5.20	0.24	4.16	36.76	1.72	15.93	0.00	12.50	1.90	0.00	1.52	45.61
2025		0.28	4.85	0.22	3.88	36.76	1.72	14.80	0.00	12.50	1.77	0.00	0.53	45.84
2026		0.03	0.62	0.03	0.49	36.76	1.72	1.87	0.00	1.62	0.22	0.00	0.03	45.85
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**9.1**	**3.76**	**62.23**	**3.01**	**49.78**	**36.76**	**1.72**	**196.06**	**0.00**	**114.16**	**23.36**	**0.00**	**58.54**	**45.85**
Ult.		**111.98**	**1,008.66**											

Major Phase :	Oil		
Initial Rate :	26.00	bbl/month	
Abandonment :	22.03	bbl/month	
Initial Decline :	17.256	%/year	b = 1.00
Initial Ratio :	32.423	Mcf/bbl	
Abandon Ratio :	17.664	Mcf/bbl	
Abandon Day :	02/17/2026		

ALL PRODUCED GAS IS SALES GAS

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**51.56**	PW	**25.00% :**	**33.87**
PW	**8.00% :**	**48.00**	PW	**30.00% :**	**31.04**
PW	**12.00% :**	**43.86**	PW	**35.00% :**	**28.61**
PW	**15.00% :**	**41.14**	PW	**40.00% :**	**26.51**
PW	**20.00% :**	**37.19**	PW	**50.00% :**	**23.06**

TRC Standard Eco.rpt
21

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106889221
Reserve Cat. : Proved Producing
Location : N 46.0/W 72.0/SEC 18.0 SE SE SW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : LINDSEY 1
Type : LEASE CASE
Field : BUFF
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005263860000

Est. Cum Oil (Mbbl) : **45.37**
Est. Cum Gas (MMcf) : **173.67**
Est. Cum Water (Mbbl) : **0.30**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**45.37**	**173.67**											

Major Phase :	Oil		
Initial Rate :	8.00	bbl/month	
Abandonment :	8.00	bbl/month	
Initial Decline :	8.284	%/year	b = 1.00
Initial Ratio :	22.625	Mcf/bbl	
Abandon Ratio :	22.625	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82125000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	**PW**	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	**PW**	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	**PW**	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	**PW**	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	**PW**	**50.00% :**	**0.00**

TRC Standard Eco.rpt 22

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106841262
Reserve Cat. : Proved Producing
Location : N 46.0/W 72.0/SEC 18.0 NW SE NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : LINDSEY 2
Type : LEASE CASE
Field : BUFF
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005265200000

Est. Cum Oil (Mbbl) : 109.87
Est. Cum Gas (MMcf) : 596.86
Est. Cum Water (Mbbl) : 1.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		0.43	10.19	0.36	8.41	37.28	2.71	36.19	0.00	21.36	4.45	0.00	10.38	9.83
2018		0.43	9.96	0.36	8.21	37.28	2.71	35.54	0.00	21.36	4.37	0.00	9.81	18.29
2019		0.40	9.42	0.33	7.77	37.28	2.71	33.48	0.00	21.36	4.12	0.00	8.00	24.54
2020		0.38	8.96	0.31	7.39	37.28	2.71	31.73	0.00	21.36	3.90	0.00	6.47	29.12
2021		0.36	8.50	0.29	7.01	37.28	2.71	30.00	0.00	21.36	3.69	0.00	4.95	32.29
2022		0.34	8.10	0.28	6.69	37.28	2.71	28.53	0.00	21.36	3.51	0.00	3.65	34.40
2023		0.32	7.74	0.26	6.39	37.28	2.71	27.19	0.00	21.36	3.35	0.00	2.48	35.71
2024		0.31	7.43	0.25	6.13	37.28	2.71	26.04	0.00	21.36	3.21	0.00	1.47	36.41
2025		0.29	7.11	0.24	5.87	37.28	2.71	24.85	0.00	21.36	3.06	0.00	0.43	36.59
2026		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	36.59
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**9.0**	**3.26**	**77.42**	**2.69**	**63.87**	**37.28**	**2.71**	**273.56**	**0.00**	**192.24**	**33.67**	**0.00**	**47.65**	**36.59**
Ult.		**113.13**	**674.28**											

Major Phase :	Oil		
Initial Rate :	26.00	bbl/month	
Abandonment :	23.67	bbl/month	
Initial Decline :	7.403	%/year	b = 1.00
Initial Ratio :	25.885	Mcf/bbl	
Abandon Ratio :	24.551	Mcf/bbl	
Abandon Day :	12/31/2025		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**41.55**	PW	**25.00% :**	**26.33**
PW	**8.00% :**	**38.46**	PW	**30.00% :**	**23.94**
PW	**12.00% :**	**34.87**	PW	**35.00% :**	**21.90**
PW	**15.00% :**	**32.52**	PW	**40.00% :**	**20.15**
PW	**20.00% :**	**29.15**	PW	**50.00% :**	**17.31**

TRC Standard Eco.rpt 23

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106841177
Reserve Cat. : Proved Producing
Location : N 41.0/W 75.0/SEC 13.0 SW NE SE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : MARION HARRIS FEDERAL 1
Type : LEASE CASE
Field : NINEMILE
Operator : DNR OIL AND GAS, INC
Reservoir : FRONTIER
Co., State : CAMPBELL, WY
API No. : 49005256090000

Est. Cum Oil (Mbbl) : 71.15
Est. Cum Gas (MMcf) : 234.44
Est. Cum Water (Mbbl) : 0.16

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult.	71.15	234.44											

Major Phase : Oil
Initial Rate : 10.00 bbl/month
Abandonment : 10.00 bbl/month
Initial Decline : 6.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2017

THIS WELL HAS PRODUCED ONLY 0-5 DAYS A MONTH SINCE 2001

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.74214600	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 24

ECONOMIC PROJECTION

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 115020261823
Reserve Cat. : Proved Producing
Location : S 34.0/E 2.0/SEC 28.0 SW SW SE
Archive Set : Pinnacle YE 2016

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : MCCORGARY 1
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : WILCOX
Co., State : SUMNER, KS
API No. : 15191223900000

Est. Cum Oil (Mbbl) : 34.40
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		0.16	0.00	0.07	0.00	38.69	0.00	2.60	0.00	1.94	0.20	0.00	0.45	0.45
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.1**	**0.16**	**0.00**	**0.07**	**0.00**	**38.69**	**0.00**	**2.60**	**0.00**	**1.94**	**0.20**	**0.00**	**0.45**	**0.45**
Ult.		**34.56**	**0.00**											

Major Phase : Oil
Initial Rate : 162.00 bbl/month
Abandonment : 162.00 bbl/month
Initial Decline : 5.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/31/2017

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	**1st Rev.**	**2nd Rev.**
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.41437500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.45**	PW	**25.00% :**	**0.45**
PW	**8.00% :**	**0.45**	PW	**30.00% :**	**0.45**
PW	**12.00% :**	**0.45**	PW	**35.00% :**	**0.45**
PW	**15.00% :**	**0.45**	PW	**40.00% :**	**0.45**
PW	**20.00% :**	**0.45**	PW	**50.00% :**	**0.44**

TRC Standard Eco.rpt 25

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 1180935
Reserve Cat. : Proved Producing
Location : 29S 39W 27
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : MCPHERSON COLLEGE 1-27
Type : LEASE CASE
Field : BIG BOW WEST
Operator : DNR OIL AND GAS, INC
Reservoir : ST. LOUIS LIMESTONE
Co., State : STANTON, KS
API No. : 1518720647

Est. Cum Oil (Mbbl) : **300.81**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		3.54	0.00	1.08	0.00	37.34	0.00	40.50	0.00	27.65	1.85	0.00	10.99	10.38
2018		3.61	0.00	1.11	0.00	37.34	0.00	41.29	0.00	27.65	1.89	0.00	11.74	20.50
2019		3.50	0.00	1.07	0.00	37.34	0.00	40.05	0.00	27.65	1.83	0.00	10.56	28.75
2020		3.40	0.00	1.04	0.00	37.34	0.00	38.95	0.00	27.65	1.78	0.00	9.52	35.47
2021		3.29	0.00	1.01	0.00	37.34	0.00	37.68	0.00	27.65	1.73	0.00	8.30	40.78
2022		3.19	0.00	0.98	0.00	37.34	0.00	36.55	0.00	27.65	1.67	0.00	7.23	44.96
2023		3.10	0.00	0.95	0.00	37.34	0.00	35.45	0.00	27.65	1.62	0.00	6.18	48.20
2024		3.01	0.00	0.92	0.00	37.34	0.00	34.48	0.00	27.65	1.58	0.00	5.25	50.69
2025		2.91	0.00	0.89	0.00	37.34	0.00	33.36	0.00	27.65	1.53	0.00	4.18	52.49
2026		2.83	0.00	0.87	0.00	37.34	0.00	32.36	0.00	27.65	1.48	0.00	3.23	53.74
2027		2.74	0.00	0.84	0.00	37.34	0.00	31.39	0.00	27.65	1.44	0.00	2.30	54.55
2028		2.67	0.00	0.82	0.00	37.34	0.00	30.53	0.00	27.65	1.40	0.00	1.48	55.02
2029		2.58	0.00	0.79	0.00	37.34	0.00	29.53	0.00	27.65	1.35	0.00	0.53	55.18
2030		0.42	0.00	0.13	0.00	37.34	0.00	4.77	0.00	4.50	0.22	0.00	0.05	55.19
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**13.2**	**40.79**	**0.00**	**12.50**	**0.00**	**37.34**	**0.00**	**466.88**	**0.00**	**363.94**	**21.38**	**0.00**	**81.55**	**55.19**
Ult.		**341.60**	**0.00**											

Major Phase :	Oil		
Initial Rate :	140.00	bbl/month	
Abandonment :	210.81	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	03/01/2030		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.40875000	0.00000000	0.00000000
Revenue Interest :	0.30656250	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	5.00% :	66.38	PW	25.00% :	35.18
PW	8.00% :	59.28	PW	30.00% :	31.10
PW	12.00% :	51.54	PW	35.00% :	27.79
PW	15.00% :	46.76	PW	40.00% :	25.06
PW	20.00% :	40.27	PW	50.00% :	20.84

TRC Standard Eco.rpt 26

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 1180930
Reserve Cat. : Proved Producing
Location : 29S 39W 28
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : MCPHERSON COLLEGE A 1-28
Type : LEASE CASE
Field : BIG BOW WEST
Operator : DNR OIL AND GAS, INC
Reservoir : 0
Co., State : STANTON, KS
API No. : 1518720708

Est. Cum Oil (Mbbl) : **16.49**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**16.49**	**0.00**											

Major Phase : Oil
Initial Rate : 12.67 bbl/month
Abandonment : 12.67 bbl/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2017

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.20000000	0.00000000	0.00000000
Revenue Interest :	0.16500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 27

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 115020262271
Reserve Cat. : Proved Producing
Location : 33-34S-2E
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : NEAL LKC LEASE
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : UNKNOWN
Co., State : SUMNER, KS
API No. :

Est. Cum Oil (Mbbl) : **185.12**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		3.70	0.00	1.53	0.00	38.88	0.00	59.57	0.00	26.69	4.65	0.00	28.23	26.77
2018		3.75	0.00	1.55	0.00	38.88	0.00	60.43	0.00	26.69	4.72	0.00	29.02	51.78
2019		3.64	0.00	1.51	0.00	38.88	0.00	58.62	0.00	26.69	4.58	0.00	27.35	73.12
2020		3.54	0.00	1.47	0.00	38.88	0.00	57.01	0.00	26.69	4.45	0.00	25.87	91.39
2021		3.42	0.00	1.42	0.00	38.88	0.00	55.15	0.00	26.69	4.31	0.00	24.15	106.83
2022		3.32	0.00	1.38	0.00	38.88	0.00	53.50	0.00	26.69	4.18	0.00	22.63	119.93
2023		3.22	0.00	1.33	0.00	38.88	0.00	51.89	0.00	26.69	4.05	0.00	21.15	131.01
2024		3.13	0.00	1.30	0.00	38.88	0.00	50.47	0.00	26.69	3.94	0.00	19.84	140.42
2025		3.03	0.00	1.26	0.00	38.88	0.00	48.82	0.00	26.69	3.81	0.00	18.32	148.28
2026		2.94	0.00	1.22	0.00	38.88	0.00	47.36	0.00	26.69	3.70	0.00	16.97	154.87
2027		2.85	0.00	1.18	0.00	38.88	0.00	45.94	0.00	26.69	3.59	0.00	15.66	160.38
2028		2.77	0.00	1.15	0.00	38.88	0.00	44.68	0.00	26.69	3.49	0.00	14.50	165.00
2029		2.68	0.00	1.11	0.00	38.88	0.00	43.22	0.00	26.69	3.38	0.00	13.16	168.80
2030		2.60	0.00	1.08	0.00	38.88	0.00	41.93	0.00	26.69	3.27	0.00	11.96	171.92
2031		2.52	0.00	1.05	0.00	38.88	0.00	40.67	0.00	26.69	3.18	0.00	10.81	174.47
Rem.		22.72	0.00	9.42	0.00	38.88	0.00	366.07	0.00	285.39	28.59	0.00	52.09	8.51
Total	**25.7**	**69.85**	**0.00**	**28.94**	**0.00**	**38.88**	**0.00**	**1,125.35**	**0.00**	**685.73**	**87.89**	**0.00**	**351.73**	**182.98**
Ult.		**254.97**	**0.00**											

Major Phase :	Oil		
Initial Rate :	164.00	bbl/month	
Abandonment :	149.65	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	09/13/2042		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.41437500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**245.03**	PW	**25.00% :**	**99.54**
PW	**8.00% :**	**204.17**	PW	**30.00% :**	**85.91**
PW	**12.00% :**	**165.37**	PW	**35.00% :**	**75.47**
PW	**15.00% :**	**144.05**	PW	**40.00% :**	**67.24**
PW	**20.00% :**	**117.98**	PW	**50.00% :**	**55.09**

TRC Standard Eco.rpt 28

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 104207607
Reserve Cat. : Proved Producing
Location : 07N 58W 18
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : NICKERSON 4
Type : LEASE CASE
Field : GEMINI
Operator : TINDALL OPERATING COMPANY
Reservoir : D SAND
Co., State : WELD, CO
API No. : 0512313962

Est. Cum Oil (Mbbl) : 14.48
Est. Cum Gas (MMcf) : 1,280.77
Est. Cum Water (Mbbl) : 1.69

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**14.48**	**1,280.77**											

Major Phase : Gas
Initial Rate : 0.00 Mcf/month
Abandonment : 0.00 Mcf/month
Initial Decline : 0.000 %/year b = 0.00
Initial Ratio : 0.000 bbl/Mcf
Abandon Ratio : 0.000 bbl/Mcf
Abandon Day : 01/01/2017

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 29

Date: 05/15/2017	2:36:41PM	**Case :**	OLOUGHLIN 29-3
Partner :	All Cases	**Type :**	LEASE CASE
Retrieval Code :	105690765	**Field :**	POLICE COULEE
Reserve Cat. :	Proved Producing	**Operator :**	DNR OIL AND GAS, INC
Location :	N 37.0/E 1.0/SEC 29.0 SW NE NW	**Reservoir :**	BOW ISLAND
Archive Set :	Pinnacle YE 2016	**Co., State :**	TOOLE, MT
		API No. :	25101217510000

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2017

Arete Industries

Est. Cum Oil (Mbbl) :	**0.00**
Est. Cum Gas (MMcf) :	**254.71**
Est. Cum Water (Mbbl) :	**0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**0.00**	**254.71**											

Major Phase :	Gas		
Initial Rate :	487.00	Mcf/month	
Abandonment :	487.00	Mcf/month	
Initial Decline :	4.695	%/year	b = 1.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	**1st Rev.**	**2nd Rev.**
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	**PW**	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	**PW**	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	**PW**	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	**PW**	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	**PW**	**50.00% :**	**0.00**

TRC Standard Eco.rpt

30

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106867745
Reserve Cat. : Proved Producing
Location : N 40.0/W 76.0/SEC 10.0 NW NW NE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : PEREGRINE FEDERAL 49-032266-A 1
Type : LEASE CASE
Field : FINLEY DRAW
Operator : DNR OIL AND GAS, INC
Reservoir : SHANNON
Co., State : CONVERSE, WY
API No. : 49009220200000

Est. Cum Oil (Mbbl) : 52.42
Est. Cum Gas (MMcf) : 76.42
Est. Cum Water (Mbbl) : 4.06

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		1.05	0.12	0.87	0.00	36.62	0.00	31.85	0.00	13.49	3.52	0.00	14.85	14.11
2018		1.05	0.00	0.86	0.00	36.62	0.00	31.66	0.00	13.49	3.49	0.00	14.67	26.75
2019		1.02	0.00	0.84	0.00	36.62	0.00	30.71	0.00	13.49	3.39	0.00	13.83	37.54
2020		0.99	0.00	0.82	0.00	36.62	0.00	29.87	0.00	13.49	3.30	0.00	13.08	46.78
2021		0.96	0.00	0.79	0.00	36.62	0.00	28.89	0.00	13.49	3.19	0.00	12.21	54.59
2022		0.93	0.00	0.77	0.00	36.62	0.00	28.03	0.00	13.49	3.09	0.00	11.44	61.21
2023		0.90	0.00	0.74	0.00	36.62	0.00	27.19	0.00	13.49	3.00	0.00	10.70	66.81
2024		0.88	0.00	0.72	0.00	36.62	0.00	26.44	0.00	13.49	2.92	0.00	10.03	71.57
2025		0.85	0.00	0.70	0.00	36.62	0.00	25.58	0.00	13.49	2.82	0.00	9.27	75.55
2026		0.82	0.00	0.68	0.00	36.62	0.00	24.81	0.00	13.49	2.74	0.00	8.58	78.88
2027		0.80	0.00	0.66	0.00	36.62	0.00	24.07	0.00	13.49	2.66	0.00	7.92	81.67
2028		0.77	0.00	0.64	0.00	36.62	0.00	23.41	0.00	13.49	2.58	0.00	7.34	84.01
2029		0.75	0.00	0.62	0.00	36.62	0.00	22.64	0.00	13.49	2.50	0.00	6.66	85.92
2030		0.73	0.00	0.60	0.00	36.62	0.00	21.96	0.00	13.49	2.42	0.00	6.05	87.50
2031		0.71	0.00	0.58	0.00	36.62	0.00	21.31	0.00	13.49	2.35	0.00	5.47	88.79
Rem.		6.35	0.00	5.24	0.00	36.62	0.00	191.94	0.00	144.38	21.19	0.00	26.37	4.31
Total	**25.7**	**19.54**	**0.12**	**16.12**	**0.00**	**36.62**	**0.00**	**590.34**	**0.00**	**346.70**	**65.17**	**0.00**	**178.47**	**93.10**
Ult.		**71.96**	**76.54**											

Major Phase :	Oil		
Initial Rate :	60.00	bbl/month	
Abandonment :	41.79	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	1.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	09/17/2042		

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**124.49**	PW	**25.00% :**	**50.90**
PW	**8.00% :**	**103.82**	PW	**30.00% :**	**44.01**
PW	**12.00% :**	**84.19**	PW	**35.00% :**	**38.72**
PW	**15.00% :**	**73.41**	PW	**40.00% :**	**34.56**
PW	**20.00% :**	**60.22**	PW	**50.00% :**	**28.41**

TRC Standard Eco.rpt 31

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 126001081350
Reserve Cat. : Proved Producing
Location : N 12.0/W 55.0/SEC 2.0 NE SE NE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : REEP ALLELY UNIT 1
Type : LEASE CASE
Field : ALLELY
Operator : WELLSTAR CORPORATION
Reservoir : J SAND
Co., State : KIMBALL, NE
API No. : 26105218560000

Est. Cum Oil (Mbbl) : **75.64**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **1,312.92**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**75.64**	**0.00**											

Major Phase :	Oil		
Initial Rate :	171.00	bbl/month	
Abandonment :	171.00	bbl/month	
Initial Decline :	5.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.45900000	0.00000000	0.00000000
Revenue Interest :	0.37179000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW **5.00% :**	**0.00**	PW **25.00% :**	**0.00**
PW **8.00% :**	**0.00**	PW **30.00% :**	**0.00**
PW **12.00% :**	**0.00**	PW **35.00% :**	**0.00**
PW **15.00% :**	**0.00**	PW **40.00% :**	**0.00**
PW **20.00% :**	**0.00**	PW **50.00% :**	**0.00**

TRC Standard Eco.rpt 32

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106866797
Reserve Cat. : Proved Producing
Location : N 50.0/W 76.0/SEC 4.0 SW NW NE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : ROBERTS FEDERAL 31-4
Type : LEASE CASE
Field : ANDY
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005280720000

Est. Cum Oil (Mbbl) : 6.66
Est. Cum Gas (MMcf) : 514.01
Est. Cum Water (Mbbl) : 10.06

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**6.66**	**514.01**											

Major Phase : Oil
Initial Rate : 0.00 bbl/month
Abandonment : 0.00 bbl/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2017

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.50000000	0.00000000	0.00000000
Revenue Interest :	0.41250000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 33

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 115020042519
Reserve Cat. : Proved Producing
Location : S 34.0/E 2.0/SEC 27.0 NE NE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : SCHWARTZ 1
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : CHAT
Co., State : SUMNER, KS
API No. : 15191002660000

Est. Cum Oil (Mbbl) : **73.02**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		0.97	0.00	0.40	0.00	38.85	0.00	15.59	0.00	12.63	1.22	0.00	1.74	1.66
2018		0.94	0.00	0.39	0.00	38.85	0.00	15.13	0.00	12.63	1.18	0.00	1.31	2.79
2019		0.91	0.00	0.38	0.00	38.85	0.00	14.67	0.00	12.63	1.15	0.00	0.90	3.49
2020		0.89	0.00	0.37	0.00	38.85	0.00	14.27	0.00	12.63	1.11	0.00	0.53	3.86
2021		0.68	0.00	0.28	0.00	38.85	0.00	10.93	0.00	9.85	0.85	0.00	0.22	4.01
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**4.8**	**4.38**	**0.00**	**1.82**	**0.00**	**38.85**	**0.00**	**70.59**	**0.00**	**60.38**	**5.51**	**0.00**	**4.70**	**4.01**
Ult.		**77.41**	**0.00**											

Major Phase :	Oil		
Initial Rate :	82.00	bbl/month	
Abandonment :	70.88	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	10/15/2021		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.41437500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**4.33**	PW	**25.00% :**	**3.24**
PW	**8.00% :**	**4.13**	PW	**30.00% :**	**3.04**
PW	**12.00% :**	**3.89**	PW	**35.00% :**	**2.86**
PW	**15.00% :**	**3.72**	PW	**40.00% :**	**2.69**
PW	**20.00% :**	**3.47**	PW	**50.00% :**	**2.41**

TRC Standard Eco.rpt 34

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106841300
Reserve Cat. : Proved Producing
Location : N 43.0/W 71.0/SEC 31.0 NW SE NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : SHARPS FEDERAL W-6504 22-31
Type : LEASE CASE
Field : PORCUPINE
Operator : MAXUS EXPLORATION COMPANY
Reservoir : TURNER
Co., State : CAMPBELL, WY
API No. : 49005271800000

Est. Cum Oil (Mbbl) : **100.48**
Est. Cum Gas (MMcf) : **790.23**
Est. Cum Water (Mbbl) : **2.07**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**100.48**	**790.23**											

Major Phase : Gas
Initial Rate : 0.00 Mcf/month
Abandonment : 0.00 Mcf/month
Initial Decline : 0.000 %/year b = 0.00
Initial Ratio : 0.000 bbl/Mcf
Abandon Ratio : 0.000 bbl/Mcf
Abandon Day : 01/01/2017

9 MCFD NOT SOLD, PRESUME USED ON LEASE

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.26551900	0.00000000	0.00000000
Revenue Interest :	0.21905335	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 35

Date:	05/15/2017	2:36:41PM	
Partner :	All Cases		
Retrieval Code :	106845126		
Reserve Cat. :	Proved Producing		
Location :	N 41.0/W 67.0/SEC 11.0 SE NE		
Archive Set :	Pinnacle YE 2016		

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2017

Arete Industries

Case : SHERWIN FEDERAL 1
Type : LEASE CASE
Field : SHERWIN
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : WESTON, WY
API No. : 49045217100000

Est. Cum Oil (Mbbl) : 44.24
Est. Cum Gas (MMcf) : 102.50
Est. Cum Water (Mbbl) : 8.89

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**44.24**	**102.50**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	39.00	bbl/month	
Abandonment :	39.00	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	4.462	Mcf/bbl	
Abandon Ratio :	4.462	Mcf/bbl	
Abandon Day :	01/01/2017		

NO GAS SALES, PRESUME ALL GAS USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.75000000	0.00000000	0.00000000
Revenue Interest :	0.65625000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 36

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 115020042689
Reserve Cat. : Proved Producing
Location : S 34.0/E 2.0/SEC 33.0 SE SW NE
Archive Set : Pinnacle YE 2016

Case : SIMPSON UNIT (NEAL & WOLF)
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : LAWTON
Co., State : SUMNER, KS
API No. : 15191204940001

Est. Cum Oil (Mbbl) : **665.88**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		6.53	0.00	2.53	0.00	38.90	0.00	98.53	0.00	78.52	7.69	0.00	12.31	12.12
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.8**	**6.53**	**0.00**	**2.53**	**0.00**	**38.90**	**0.00**	**98.53**	**0.00**	**78.52**	**7.69**	**0.00**	**12.31**	**12.12**
Ult.		**672.41**	**0.00**											

Major Phase :	Oil		
Initial Rate :	1,145.00	bbl/month	
Abandonment :	573.22	bbl/month	
Initial Decline :	13.449	%/year	b = 1.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	10/30/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	**1st Rev.**	**2nd Rev.**
Working Interest :	0.47734494	0.00000000	0.00000000
Revenue Interest :	0.38784280	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**12.22**	PW	**25.00% :**	**11.86**
PW	**8.00% :**	**12.16**	PW	**30.00% :**	**11.77**
PW	**12.00% :**	**12.09**	PW	**35.00% :**	**11.69**
PW	**15.00% :**	**12.03**	PW	**40.00% :**	**11.61**
PW	**20.00% :**	**11.94**	PW	**50.00% :**	**11.45**

TRC Standard Eco.rpt 37

ECONOMIC PROJECTION

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code :
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 7.0 NW
Archive Set : Pinnacle YE 2016

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : STARLIGHT FEDERAL COM 28H
Type : LEASE CASE
Field : UNNAMED
Operator : YATES PETROLEUM CORPORATION
Reservoir : TURNER
Co., State : CAMPBELL, WY
API No. : 49005616130000

Est. Cum Oil (Mbbl) : **218.37**
Est. Cum Gas (MMcf) : **195.34**
Est. Cum Water (Mbbl) : **27.75**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		26.59	28.88	0.21	0.21	38.17	2.32	8.42	0.00	1.76	0.94	0.00	5.72	5.46
2018		20.56	20.17	0.16	0.15	38.17	2.32	6.47	0.00	1.76	0.72	0.00	3.99	8.91
2019		16.34	14.73	0.13	0.11	38.17	2.32	5.12	0.00	1.76	0.57	0.00	2.79	11.09
2020		13.59	11.41	0.11	0.08	38.17	2.32	4.25	0.00	1.76	0.47	0.00	2.01	12.51
2021		11.58	9.15	0.09	0.07	38.17	2.32	3.61	0.00	1.76	0.40	0.00	1.45	13.44
2022		10.12	7.58	0.08	0.06	38.17	2.32	3.15	0.00	1.76	0.35	0.00	1.03	14.04
2023		8.98	6.42	0.07	0.05	38.17	2.32	2.79	0.00	1.76	0.31	0.00	0.72	14.42
2024		8.09	5.54	0.06	0.04	38.17	2.32	2.51	0.00	1.76	0.28	0.00	0.47	14.64
2025		7.33	4.83	0.06	0.04	38.17	2.32	2.27	0.00	1.76	0.25	0.00	0.25	14.75
2026		6.71	4.27	0.05	0.03	38.17	2.32	2.07	0.00	1.76	0.23	0.00	0.08	14.78
2027		0.33	0.21	0.00	0.00	38.17	2.32	0.10	0.00	0.09	0.01	0.00	0.00	14.78
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**10.1**	**130.23**	**113.19**	**1.02**	**0.84**	**38.17**	**2.32**	**40.77**	**0.00**	**17.70**	**4.54**	**0.00**	**18.52**	**14.78**
Ult.		**348.60**	**308.53**											

Major Phase :	Oil		
Initial Rate :	2,842.00	bbl/month	
Abandonment :	534.37	bbl/month	
Initial Decline :	34.023	%/year	b = 1.00
Initial Ratio :	1.080	Mcf/bbl	
Abandon Ratio :	0.624	Mcf/bbl	
Abandon Day :	01/19/2027		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.00935310	0.00000000	0.00000000
Revenue Interest :	0.00780979	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**16.46**	PW	**25.00% :**	**11.25**
PW	**8.00% :**	**15.42**	PW	**30.00% :**	**10.41**
PW	**12.00% :**	**14.20**	PW	**35.00% :**	**9.69**
PW	**15.00% :**	**13.39**	PW	**40.00% :**	**9.06**
PW	**20.00% :**	**12.23**	PW	**50.00% :**	**8.02**

TRC Standard Eco.rpt 38

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code :
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 7.0 SE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : STARLIGHT FEDERAL COM 30H
Type : LEASE CASE
Field : UNNAMED
Operator : YATES PETROLEUM CORPORATION
Reservoir : TURNER
Co., State : CAMPBELL, WY
API No. : 49005623780000

Est. Cum Oil (Mbbl) : **180.73**
Est. Cum Gas (MMcf) : **184.52**
Est. Cum Water (Mbbl) : **32.33**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		31.06	49.02	0.38	0.58	38.18	2.49	15.79	0.00	3.23	1.77	0.00	10.79	10.30
2018		21.79	38.07	0.26	0.45	38.18	2.49	11.19	0.00	3.23	1.26	0.00	6.70	16.09
2019		16.07	29.70	0.19	0.35	38.18	2.49	8.30	0.00	3.23	0.93	0.00	4.13	19.33
2020		12.54	24.10	0.15	0.28	38.18	2.49	6.50	0.00	3.23	0.73	0.00	2.54	21.13
2021		10.10	19.99	0.12	0.23	38.18	2.49	5.25	0.00	3.23	0.59	0.00	1.43	22.04
2022		8.39	16.99	0.10	0.20	38.18	2.49	4.38	0.00	3.23	0.49	0.00	0.65	22.42
2023		4.69	9.64	0.06	0.11	38.18	2.49	2.45	0.00	2.05	0.28	0.00	0.13	22.49
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**6.6**	**104.64**	**187.53**	**1.27**	**2.20**	**38.18**	**2.49**	**53.86**	**0.00**	**21.44**	**6.06**	**0.00**	**26.36**	**22.49**
Ult.		**285.36**	**372.05**											

Major Phase : Oil
Initial Rate : 3,941.00 bbl/month
Abandonment : 580.42 bbl/month
Initial Decline : 40.552 %/year b = 0.70
Initial Ratio : 1.310 Mcf/bbl
Abandon Ratio : 2.066 Mcf/bbl
Abandon Day : 08/22/2023

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.01450090	0.00000000	0.00000000
Revenue Interest :	0.01210820	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**24.29**	PW	**25.00% :**	**18.32**
PW	**8.00% :**	**23.18**	PW	**30.00% :**	**17.23**
PW	**12.00% :**	**21.84**	PW	**35.00% :**	**16.26**
PW	**15.00% :**	**20.92**	PW	**40.00% :**	**15.39**
PW	**20.00% :**	**19.54**	PW	**50.00% :**	**13.90**

TRC Standard Eco.rpt 39

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 128619806
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 21.0 SE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : THIELEN 1-21TH
Type : LEASE CASE
Field : UNNAMED
Operator : PEAK POWDER RIVER RESOURCES LL
Reservoir : TURNER
Co., State : CAMPBELL, WY
API No. : 49005619970000

Est. Cum Oil (Mbbl) : **232.30**
Est. Cum Gas (MMcf) : **413.55**
Est. Cum Water (Mbbl) : **84.65**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		16.11	66.06	0.14	0.52	39.78	2.66	6.82	0.00	3.89	0.78	0.00	2.15	2.07
2018		3.79	14.63	0.03	0.11	39.78	2.66	1.59	0.00	1.30	0.18	0.00	0.11	2.17
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**1.3**	**19.90**	**80.69**	**0.17**	**0.63**	**39.78**	**2.66**	**8.41**	**0.00**	**5.19**	**0.96**	**0.00**	**2.25**	**2.17**
Ult.		**252.20**	**494.24**											

Major Phase : Oil
Initial Rate : 1,870.00 bbl/month
Abandonment : 876.20 bbl/month
Initial Decline : 58.319 %/year b = 1.10
Initial Ratio : 4.835 Mcf/bbl
Abandon Ratio : 3.835 Mcf/bbl
Abandon Day : 05/03/2018

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.01061280	0.00000000	0.00000000
Revenue Interest :	0.00849022	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**2.21**	PW	**25.00% :**	**2.05**
PW	**8.00% :**	**2.18**	PW	**30.00% :**	**2.01**
PW	**12.00% :**	**2.15**	PW	**35.00% :**	**1.98**
PW	**15.00% :**	**2.13**	PW	**40.00% :**	**1.95**
PW	**20.00% :**	**2.09**	PW	**50.00% :**	**1.88**

TRC Standard Eco.rpt 40

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code :
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 21.0 SW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : THIELEN 2-21PH
Type : LEASE CASE
Field : K BAR
Operator : PEAK POWDER RIVER RESOURCES LL
Reservoir : PARKMAN
Co., State : CAMPBELL, WY
API No. : 49005620010000

Est. Cum Oil (Mbbl) : **158.34**
Est. Cum Gas (MMcf) : **248.78**
Est. Cum Water (Mbbl) : **570.66**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		18.56	60.03	0.16	0.48	39.77	2.89	7.65	0.00	2.73	0.87	0.00	4.05	3.87
2018		13.81	46.42	0.12	0.37	39.77	2.89	5.73	0.00	2.73	0.65	0.00	2.35	5.90
2019		10.88	37.06	0.09	0.30	39.77	2.89	4.53	0.00	2.73	0.52	0.00	1.28	6.91
2020		9.04	30.92	0.08	0.25	39.77	2.89	3.77	0.00	2.73	0.43	0.00	0.61	7.34
2021		6.28	21.49	0.05	0.17	39.77	2.89	2.61	0.00	2.16	0.30	0.00	0.15	7.44
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**4.8**	**58.57**	**195.92**	**0.50**	**1.56**	**39.77**	**2.89**	**24.29**	**0.00**	**13.07**	**2.77**	**0.00**	**8.45**	**7.44**
Ult.		**216.90**	**444.71**											

Major Phase :	Oil		
Initial Rate :	1,385.00	bbl/month	
Abandonment :	615.63	bbl/month	
Initial Decline :	38.346	%/year	b = 1.10
Initial Ratio :	2.914	Mcf/bbl	
Abandon Ratio :	3.423	Mcf/bbl	
Abandon Day :	10/20/2021		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.01061280	0.00000000	0.00000000
Revenue Interest :	0.00849022	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**7.92**	PW	**25.00% :**	**6.27**
PW	**8.00% :**	**7.62**	PW	**30.00% :**	**5.96**
PW	**12.00% :**	**7.26**	PW	**35.00% :**	**5.66**
PW	**15.00% :**	**7.01**	PW	**40.00% :**	**5.40**
PW	**20.00% :**	**6.62**	PW	**50.00% :**	**4.93**

TRC Standard Eco.rpt 41

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106855440
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 27.0 SE SE NE
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : UNION PACIFIC 1-27
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050790000

Est. Cum Oil (Mbbl) : **473.41**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **374.12**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**473.41**	**0.00**											

Major Phase :	Oil		
Initial Rate :	27.00	bbl/month	
Abandonment :	27.00	bbl/month	
Initial Decline :	6.087	%/year	b = 1.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.81833300	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW **25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW **30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW **35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW **40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW **50.00% :**	**0.00**

TRC Standard Eco.rpt 42

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106862714
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 23.0 SE SE SW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : UNION PACIFIC 3-23
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050920000

Est. Cum Oil (Mbbl) : 46.15
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 21.72

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**46.15**	**0.00**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	23.00	bbl/month	
Abandonment :	23.00	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.81833300	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 43

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 104194941
Reserve Cat. : Proved Producing
Location : 13S 42W 25
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : UPR 1-25
Type : LEASE CASE
Field : ARAPAHOE
Operator : TINDALL OPERATING COMPANY
Reservoir : MORROW
Co., State : CHEYENNE, CO
API No. : 0501707574

Est. Cum Oil (Mbbl) : 0.00
Est. Cum Gas (MMcf) : 482.32
Est. Cum Water (Mbbl) : 27.93

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**0.00**	**482.32**											

Major Phase :	Gas		
Initial Rate :	986.00	Mcf/month	
Abandonment :	986.00	Mcf/month	
Initial Decline :	5.000	%/year	b = 0.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 44

Date:	05/15/2017 2:36:41PM		
Partner :	All Cases		
Retrieval Code :	106835865		
Reserve Cat. :	Proved Producing		
Location :	N 15.0/W 75.0/SEC 7.0 NW		
Archive Set :	Pinnacle YE 2016		

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2017

Arete Industries

Case : UPRR-TALBOTT 2
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001053820000

Est. Cum Oil (Mbbl) : 8.35
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 1.41

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**8.35**	**0.00**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	15.00	bbl/month	
Abandonment :	15.00	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 45

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106888765
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 7.0 SE NE NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : UPRR-TALBOTT 3
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001200100000

Est. Cum Oil (Mbbl) : 5.14
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 1.42

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**5.14**	**0.00**											

Major Phase : Oil
Initial Rate : 10.00 bbl/month
Abandonment : 10.00 bbl/month
Initial Decline : 4.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2017

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 46

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106866240
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 7.0 NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : UPRR-TALBOTT 4
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001200200000

Est. Cum Oil (Mbbl) : 3.62
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 2.94

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**3.62**	**0.00**											

Major Phase :	Oil		
Initial Rate :	9.00	bbl/month	
Abandonment :	9.00	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 47

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106840339
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 7.0 SW NE NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : UPRR-TALBOTT 5
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001200210000

Est. Cum Oil (Mbbl) : **3.83**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **9.51**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**3.83**	**0.00**											

Major Phase :	Oil		
Initial Rate :	14.00	bbl/month	
Abandonment :	14.00	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 48

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106888762
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 7.0 NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : UPRR-TALBOTT 9
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001200900000

Est. Cum Oil (Mbbl) : 16.91
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 2.37

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**16.91**	**0.00**											

Major Phase :	Oil		
Initial Rate :	10.00	bbl/month	
Abandonment :	10.00	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 49

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 1189089
Reserve Cat. : Proved Producing
Location : 11S 21W 12
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : WALZ 1
Type : LEASE CASE
Field : WALZ
Operator : DNR OIL AND GAS, INC
Reservoir : ARBUCKLE GROUP
Co., State : TREGO, KS
API No. : 1519500250

Est. Cum Oil (Mbbl) : **103.09**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		0.94	0.00	0.70	0.00	37.07	0.00	26.10	0.00	13.87	0.07	0.00	12.17	11.70
2018		0.79	0.00	0.59	0.00	37.07	0.00	21.78	0.00	13.87	0.06	0.00	7.86	18.48
2019		0.72	0.00	0.54	0.00	37.07	0.00	20.04	0.00	13.87	0.05	0.00	6.12	23.26
2020		0.67	0.00	0.50	0.00	37.07	0.00	18.49	0.00	13.87	0.05	0.00	4.57	26.50
2021		0.61	0.00	0.46	0.00	37.07	0.00	16.96	0.00	13.87	0.04	0.00	3.05	28.45
2022		0.56	0.00	0.42	0.00	37.07	0.00	15.60	0.00	13.87	0.04	0.00	1.70	29.43
2023		0.47	0.00	0.35	0.00	37.07	0.00	12.92	0.00	12.43	0.03	0.00	0.45	29.68
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**6.9**	**4.76**	**0.00**	**3.56**	**0.00**	**37.07**	**0.00**	**131.89**	**0.00**	**95.64**	**0.34**	**0.00**	**35.91**	**29.68**
Ult.		**107.85**	**0.00**											

Major Phase :	Oil		
Initial Rate :	163.00	bbl/month	
Abandonment :	41.80	bbl/month	
Initial Decline :	8.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	11/23/2023		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.85416670	0.00000000	0.00000000
Revenue Interest :	0.74739590	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**32.54**	PW	**25.00% :**	**23.32**
PW	**8.00% :**	**30.77**	PW	**30.00% :**	**21.74**
PW	**12.00% :**	**28.65**	PW	**35.00% :**	**20.36**
PW	**15.00% :**	**27.23**	PW	**40.00% :**	**19.14**
PW	**20.00% :**	**25.13**	PW	**50.00% :**	**17.11**

TRC Standard Eco.rpt 50

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 128946928
Reserve Cat. : Proved Producing
Location : N 40.0/W 76.0/SEC 10.0 SW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : WIBAUX GOLD FEDERAL 4076-10-3-1SH
Type : LEASE CASE
Field : FINLEY DRAW
Operator : SM ENERGY COMPANY
Reservoir : SHANNON
Co., State : CONVERSE, WY
API No. : 49009291790000

Est. Cum Oil (Mbbl) : **300.77**
Est. Cum Gas (MMcf) : **187.99**
Est. Cum Water (Mbbl) : **50.98**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2017		66.35	76.08	0.18	0.19	33.61	2.24	6.33	0.00	1.14	0.71	0.00	4.49	4.29
2018		46.78	56.91	0.12	0.14	33.61	2.24	4.48	0.00	1.14	0.50	0.00	2.84	6.74
2019		36.08	45.28	0.10	0.11	33.61	2.24	3.47	0.00	1.14	0.39	0.00	1.94	8.26
2020		29.45	37.71	0.08	0.09	33.61	2.24	2.83	0.00	1.14	0.32	0.00	1.38	9.24
2021		24.77	32.15	0.07	0.08	33.61	2.24	2.39	0.00	1.14	0.27	0.00	0.98	9.86
2022		21.42	28.09	0.06	0.07	33.61	2.24	2.06	0.00	1.14	0.23	0.00	0.69	10.27
2023		18.87	24.94	0.05	0.06	33.61	2.24	1.82	0.00	1.14	0.20	0.00	0.48	10.52
2024		16.91	22.49	0.04	0.06	33.61	2.24	1.63	0.00	1.14	0.18	0.00	0.31	10.66
2025		15.24	20.37	0.04	0.05	33.61	2.24	1.47	0.00	1.14	0.16	0.00	0.17	10.73
2026		13.91	18.66	0.04	0.05	33.61	2.24	1.34	0.00	1.14	0.15	0.00	0.05	10.76
2027		0.51	0.69	0.00	0.00	33.61	2.24	0.05	0.00	0.04	0.01	0.00	0.00	10.76
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**10.0**	**290.28**	**363.38**	**0.77**	**0.89**	**33.61**	**2.24**	**27.88**	**0.00**	**11.44**	**3.12**	**0.00**	**13.32**	**10.76**
Ult.		**591.05**	**551.37**											

Major Phase : Oil
Initial Rate : 6,925.00 bbl/month
Abandonment : 1,106.71 bbl/month
Initial Decline : 40.713 %/year b = 1.00
Initial Ratio : 1.029 Mcf/bbl
Abandon Ratio : 1.344 Mcf/bbl
Abandon Day : 01/14/2027

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.00337220	0.00000000	0.00000000
Revenue Interest :	0.00265266	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**11.91**	PW	**25.00% :**	**8.31**
PW	**8.00% :**	**11.19**	PW	**30.00% :**	**7.73**
PW	**12.00% :**	**10.35**	PW	**35.00% :**	**7.22**
PW	**15.00% :**	**9.80**	PW	**40.00% :**	**6.78**
PW	**20.00% :**	**8.99**	PW	**50.00% :**	**6.04**

TRC Standard Eco.rpt
51

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 106892640
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 6.0
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : WILCOX-GOVT 1
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050630000

Est. Cum Oil (Mbbl) : 9.40
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 2.89

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult.	9.40	0.00											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	17.00	bbl/month	
Abandonment :	17.00	bbl/month	
Initial Decline :	5.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW **5.00% :**	**0.00**	PW **25.00% :**	**0.00**
PW **8.00% :**	**0.00**	PW **30.00% :**	**0.00**
PW **12.00% :**	**0.00**	PW **35.00% :**	**0.00**
PW **15.00% :**	**0.00**	PW **40.00% :**	**0.00**
PW **20.00% :**	**0.00**	PW **50.00% :**	**0.00**

TRC Standard Eco.rpt 52

Date: 05/15/2017 2:36:41PM
Partner : All Cases
Retrieval Code : 115020042907
Reserve Cat. : Proved Producing
Location : S 34.0/E 2.0/SEC 33.0 SE SE NW
Archive Set : Pinnacle YE 2016

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2017

Arete Industries

Case : WOLF LKC
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : LAYTON
Co., State : SUMNER, KS
API No. : 15191301740000

Est. Cum Oil (Mbbl) : **364.77**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**364.77**	**0.00**											

Major Phase :	Oil		
Initial Rate :	42.36	bbl/month	
Abandonment :	42.36	bbl/month	
Initial Decline :	12.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.41437500	0.00000000	0.00000000
Revenue Interest :	0.33645557	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
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